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                                                                   EXHIBIT 10.19




      THIS INDENTURE OF LEASE, made and entered into this 21st day of December, 1989 by and between DONNELL W. MURPHY as he is Trustee of WALPOLE PARK SOUTH
(II) Trust under a Declaration of Trust dated August 10, 1988 filed with the Norfolk Registry District of the Land Court as Document No. 554329 (hereinafter referred to as "LESSOR"); and, NGS ASSOCIATES, INC., a Massachusetts corporation having its principal office in Canton, Massachusetts, (hereinafter referred to as "LESSEE").

                                   WITNESSETH

      That LESSOR, for and in consideration of the rent and all other charges and payments hereinafter reserved and payable by LESSEE, and in consideration of the covenants, agreements, terms provisions and conditions to be kept and performed hereunder by LESSEE, does hereby demise and lease to LESSEE, and LESSEE does hereby hire and take from LESSOR the premises hereinafter mentioned and described, subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated:

1. DESCRIPTION OF DEMISED PREMISES

      The space, consisting of 5,021 square feet, substantially as outlined in yellow on the plan annexed hereto as Exhibit 1 (hereinafter "PREMISES"), located in the building known in the numbering as 24 WALPOLE PARK SOUTH, Walpole, Massachusetts (hereinafter "BUILDING"). The Lease includes the LESSEE'S right to use, the parking facilities of the Building for the parking of automobiles of employees, customers, invitees, or licensees of LESSEE in common with other tenants in the Building.

2. TERM OF LEASE

      2.1 DEFINITIONS: As used in this Lease, the words "TERM COMMENCEMENT DATE" is the date on which the Premises are ready for
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LESSEE'S occupancy (as defined in Section 3.2 hereof) and as set forth in
Exhibit 2 hereof.

      2.2 HABENDUM: TO HAVE AND TO HOLD the Premises for a term of years commencing on Term Commencement Date and ending on the Termination Date as stated in Exhibit 2 or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions or other provisions of this Lease, or pursuant to law (which date for the termination of the term hereof is hereinafter referred to as TERMINATION DATE"), or any later date to which the term of this Lease may become extended pursuant to the provisions of Section 28 of the Addenda hereto annexed (if the term of this Lease becomes extended, the expression "term" as used in this Lease shall be deemed to include such extended term).

      2.3 DECLARATION FIXING TERM COMMENCEMENT DATE: As expeditiously as possible after the Term Commencement Date, the LESSEE agrees upon request of the LESSOR, to join in the execution, in recordable form, of a written declaration in which shall be stated such Term Commencement Date and (if need be) the Termination Date. If this Lease is terminated before the term expires, then upon LESSOR'S request the parties shall execute, acknowledge, and deliver an instrument acknowledging such fact and the date of termination of this Lease.

3. CONSTRUCTION - READINESS FOR OCCUPANCY

      3.1 COMPLETION DATE: Subject to delays due to causes beyond the reasonable control of the LESSOR, or by action or inaction of LESSEE, LESSOR shall use reasonable speed and diligence in the construction of the Premises and shall use his best efforts to have the Premises ready for LESSEE'S occupancy on or before the Term Commencement Date, but nothing herein contained shall be construed to create any liability on the part of the LESSOR for his failure, due to any cause whatsoever, to have the Premises ready for occupancy on said date. If the Term Commencement Date shall not have occurred on or before March 1, 1990, for any reason, except failure on the part of the LESSEE to perform any of its obligations hereunder, LESSEE may give LESSOR a thirty (30) day written notice of termination (sent by registered or certified mail, return receipt requested), and unless the Term Commencement Date shall have occurred within thirty (30) days from the date of receipt of such notice, the obligations to the parties hereto shall cease and terminate as of the thirtieth (30th) day next following receipt of such notice.

      3.2 WHEN PREMISES DEEMED READY: The Premises shall be conclusively deemed ready for LESSEE'S occupancy as soon as the initial installations to be done by LESSOR referred to in Exhibit 3 ("Building Standard Work") annexed hereto and made a part hereof (hereinafter referred to as "BUILDING STANDARD WORK") in the Premises have been substantially completed by LESSOR insofar as is practicable in view of delays or defaults, if any, of LESSOR or his contractors, and the


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facilities specified in Exhibit 3 are substantially available to LESSEE, in accordance with the obligations assumed by LESSOR hereunder. The Premises shall be not deemed to be unready for LESSEE'S occupancy or incomplete if only minor insubstantial details of construction or mechanical adjustments remain to be done in the Premises, or any part thereof (provided that LESSOR shall diligently continue to complete all work required of him hereunder), or if the delay in the availability of the Premises for occupancy is (i) due to special work, changes, alterations, or additions required or made by LESSEE in the layout or finish or the Premises or any part thereof other than as specified under Building Standard Work (provided that LESSOR shall diligently continue to complete all work required of him hereunder); or, (ii) caused in whole or in part by delay and/or default on the part of LESSEE or its contractors.

      3.3 PREPARATION OF PREMISES: Except as is otherwise herein provided or as may be otherwise approved by the LESSOR, all work necessary to prepare the Premises for LESSEE'S occupancy, including work to be performed at LESSEE'S expense, shall be performed by contractors employed by LESSOR and all materials and workmanship shall be in accordance with Building Standard Work. The term "preparation of the Premises for LESSEE'S occupancy" shall include not only work done within the Premises, but also related work out-side the Premises such as, but not limited to, the installation of additional air conditioning equipment and facilities to serve the Premises and additional risers, feeders, and wiring or other electrical equipment to serve the Premises. If any work, including, but not by way of limitation, installation of built-in equipment by the manufacturer or distributor thereof, shall be performed by contractors not employed by LESSOR, LESSEE shall take all reasonable measures to the end that such contractors shall cooperate in all ways with LESSOR'S contractors and shall not conflict in any other way with the performance of such work.

      3.4 CONCLUSIVENESS OF LESSOR'S PERFORMANCE: LESSEE shall be conclusively deemed to have agreed that LESSOR has performed all of his obligations hereunder, unless not later than the end of the second calendar month next beginning after the Term Commencement Date, LESSEE shall give LESSOR written notice specifying the respects in which LESSOR has not performed any such obligation. There shall be excluded from the scope of this section those omissions or defects which could not reasonably have become apparent to LESSEE within the time specified and those will be deemed to have been corrected unless LESSEE shall have notified LESSOR thereof not later than the end of the sixth calendar month next beginning after the Term Commencement Date.

4. USE OF PREMISES

      4.1 IN GENERAL: LESSEE shall use and occupy the Premises only for the purpose of conducting the use set forth in Exhibit 2 hereof and for no other purpose.


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LESSEE shall not use, or suffer or permit the use of, or suffer or permit anything to be done in or anything to be brought into or kept in the Premises or any part thereof (i) which would violate any of the covenants, agreements, terms, provisions, and conditions of this Lease; (ii) for any unlawful purpose or in any unlawful manner; or, impair or interfere with or tend to impair or interfere with any of the Building services or the proper and economic heating, air conditioning, or other servicing of the Building or Premises, or with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience, or annoyance to, any of the other tenants or occupants of the Building. LESSEE shall not install any electrical or other equipment of any kind which, in the reasonable judgement of LESSOR, might cause any such impairment, interference, discomfort, inconvenience, or annoyance. The installation and/or use of business office machines normally incident to the type and size of LESSEE'S business operations in the Premises shall not be deemed forbidden by this Article 4.

      4.2 SPECIFIC RESTRICTIONS:

            (a) No part of the Premises shall be used for any of the following purposes:-

            (1) As a facility for the use, generation, treatment, storage or disposal of hazardous materials, (as any one or more of such terms are defined by General Laws, Chapter 21C; General Laws Chapter 21E; Comprehensive Environmental Response Act; Compensation and Recovery Act, 42 USC section 9601 et seq; the Resource Conservation and Recovery Act of 1976, 42 USC section 6901, et seq; or, any of the rules and regulations promulgated under the aforesaid), except for the use, generation, treatment, or storage of those hazardous materials as to which LESSOR has given his prior approval, and then only to the extent that such materials are licensed and approved in accordance with all applicable laws and regulations of all governmental authorities having jurisdiction thereof.

            (2) Any industrial use which discharges processed waste water on site.

            (3)   Subsurface disposal of liquid or likable waste.

            (4) Storage of petroleum or other refined petroleum products except within those portions of the premises which will be heated, or in vaulted tanks equipped with monitoring systems.


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            (5)   Manufacture and/or the tanning of leather, but this
                  prohibition shall not exclude the manufacture of products made from leather.

            (6)   Dry cleaning establishment.

            (7)   Manufacture or processing of paper from pulp.

            (8) Manufacture of plastic from raw materials, but this prohibition shall not exclude the manufacture of any type of product made from plastic material.

            (9)   Steel mill or foundry.

            (10)  Manufacture of abrasives.

            (11)  Dyeing of textiles.

            (b) No part of the Premises shall involve as a principal use any of the following:-

            (1)   Processing, manufacture, or storage of chemicals.

            (2)   Printing of textiles.

            (3) A laboratory which tests or analyzes biological or chemical materials which are provided by others.

            (4)   Electroplating of products.

            (5) Use of any volatile organic compound in any industry devoted to the manufacture of electronic components unless the following conditions are observed:

                  (i) In order to minimize spillage or leakage during the process of loading or unloading, all loading/unloading areas of any building in which the same shall be used, shall be roofed, and the ground area immediately below the same pitched to and provided with an in-ground holding tank, constructed of material sufficient to contain any spill or leak of any volatile organic compound.

                  (ii) No volatile organic compound shall be stored in any room or area of any building where any sink or open drain is located.


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      4.3 SEWER USE DISCHARGE PERMIT: LESSEE understands that sanitary sewerage from the Building will discharge into the Town of Walpole, MA sewer system which is a tributary to that owned and/or controlled by the Massachusetts Water Resources Authority ("MWRA"). The LESSEE further understands that discharge of such sewerage is generally regulated under 360 CMR 10.000 and that the LESSEE may be considered to be "user" thereunder. If, because of the LESSEE'S use of the premises, it discharges or will discharge "industrial wastes" (as defined in 360 CMR 10.004) into the said sewer system, the LESSEE shall make prompt application to the MWRA for a Sewer Use Discharge Permit so as to permit such discharge and agrees to hold and save the LESSOR harmless and indemnified for any claim, demand, or penalty asserted by the MWRA or others with respect to such sewer discharge.

5. RENT

      The LESSEE shall pay to the LESSOR, during the term of this Lease, the yearly rent as stated in Exhibit 2 (hereinafter referred to as "YEARLY RENT"), payable in equal monthly installments, as stated in said Exhibit 2, in advance, on the first day of each month for and in respect of such month and at such rate for such further time as LESSEE shall hold the Premises or any part thereof. The rent reserved and covenanted to be paid under this Lease shall commence on the Term Commencement Date. If, by reason of any provisions of this Lease, the rent reserved hereunder shall commence on any day other than the first day of a calendar month, the rent for such calendar month shall be prorated. The rent shall be payable at the office of LESSOR or such place as LESSOR may designate, without any setoff or deduction whatsoever.

6. UTILITIES

      6.1 FACILITIES: LESSOR will supply or cause to be supplied to the Premises, at no cost to LESSEE, at or prior to the Term Commencement Date, all facilities for water (hot and cold); heating, ventilation, and air conditioning; sprinkler; electricity; and sewer services required for LESSEE'S intended use of the Premises (all as set forth and described in Building Standard Work annexed hereto as Exhibit 3), and where feasible such utilities and services shall be separately metered.

      6.2 ADDITIONS TO ELECTRICAL SYSTEM: If LESSEE shall require electric current or facilities for use in the premises in excess of what is provided in
Exhibit 3 hereof, LESSOR, upon written request and at the sole cost and expense of LESSEE, will furnish and install such additional wire, conduits, feeders, switchboards, and appurtenances as reasonably may be required to supply such additional requirements of LESSEE if current therefore be available to LESSOR, provided that the same shall be permitted by applicable laws and insurance regulations, and shall not cause permanent damage or injury to the Building or the Premises, or cause or create a dangerous or hazardous condition, or entail excessive or unreasonable


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alterations or repairs, or interfere with or disturb other tenants or occupants of the Building. LESSEE agrees that it will not make any material alteration or material addition to the electrical equipment and/or appliances in the Premises without the prior written consent of LESSOR in each instance first obtained.

      6.3 PAYMENT OF CHARGES: LESSEE shall pay when due all charges for water, gas, sewer, electricity, heating fuels, power, and any other services supplied to it at the Premises directly to the utility company, supplier, or provider providing the same.

7. COMMON AREAS

      7.1 RIGHT TO USE: LESSOR grants to LESSEE in common with other tenants within the Building, and their agents, employees, licensees, customers, and persons doing work for or business with them, the right to use the common areas (hereinafter referred to as "COMMON AREAS") consisting of the parking areas, roadways, pathways, sidewalks, entrances, and exits designated by LESSOR for common use of the Building, subject to the terms and conditions of this Lease.

      7.2 MAINTENANCE OF COMMON AREAS: The LESSOR or his managing agent shall maintain the Common Areas and, in connection therewith, shall have the right to incur, in his sole discretion, such reasonable expenses as may be required (i) to maintain and keep in good repair (including the making of any necessary replacements) all portions of the Common Areas; (ii) to keep the Common Areas reasonably free from accumulated snow, ice, and refuse, and open for use and fully lighted during all business hours.

      7.3 CONTROL OF COMMON AREAS: The Common Areas shall be subject to the exclusive control and management of LESSOR and LESSOR shall have the right to establish, modify, change, and enforce reasonable rules and regulations with respect to the Common Areas and LESSEE agrees to abide by and conform with such rules and regulations. LESSEE agrees that it and its employees will park their trucks, delivery vehicles and automobiles only in such of the parking areas as LESSOR may from time to time designate for that purpose. LESSOR shall have the right to close any part of the Common Areas for such time as may be necessary to clean and repair the same, and to close any part of the parking area for such time as LESSOR deems necessary in order to discourage noncustomer parking and to do other things in the parking areas as LESSOR in her discretion deems reasonable and necessary for the benefit of the Building.

8. ADDITIONAL RENT

      8.1 DEFINITIONS: As used in this Article 8, the words and terms which follow mean and include the following:


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            (a) "LESSEE'S PROPORTIONATE SHARE" shall mean a fraction having as numerator the Rentable Area and having as denominator the Building Rentable Area as stated in Exhibit 2.

            (b) "TAXES" shall mean the real estate taxes and assessments imposed upon the Building and any and all other taxes, levies, betterments, assessments, and charges arising from the ownership and/or the operation of said Building which are or shall be imposed by national, state, municipal or other authorities, and which are or may become a lien upon the Building. If, due to a future change in the method of taxation, any franchise, income, or profit tax shall be levied against LESSOR in substitution for or in lieu of any tax which would otherwise constitute a real estate tax, such franchise, income, or profit tax shall be deemed to constitute "taxes" for the purpose hereof. The word "Taxes" shall exclude any special assessments which are imposed for benefits rendered to the Building such as a sidewalk assessment, regardless of how labeled or identified.

            (c) "TAX YEAR" shall mean the twelve (12) month period commencing on July 1 immediately preceeding the Term Commencement Date, and each twelve (12) month period commencing on an anniversary of said date during the term of this Lease.

            (d) "OPERATING COSTS" shall mean all reasonable costs incurred and expenditures of whatever nature made by the LESSOR in the operation and management, repair, and maintenance of the Building; related equipment, facilities, and appurtenances; as well as maintenance of all exterior portions of the Building, and including, not limited to, the following:

      Taxes:

      Federal Social Security, Unemployment and Old Age Taxes and contributions, and Massachusetts Unemployment taxes and contributions accruing to and paid by the LESSOR on account of all employees of the LESSOR who are employed in, about, or on account of the Building, except that taxes levied upon the net income of the LESSOR, and taxes withheld from employees, and Taxes shall not be included herein.

      Water:

      All charges and rates connected with water supplied to the Building and related sewer use charges, to the extent such charges and rates are paid for by LESSOR.


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      Supplies and Materials:

      All supplies and materials used in the operation and maintenance of the Building, Common Areas, and surrounding areaways.

      Wages:

      Wage and cost of all employee benefits of all employees of the LESSOR who are employed in, about or on account of the Building.

      Maintenance:

      The cost of all outside contractors and all, maintenance and service agreements with respect to the Building, Common Areas, and surrounding areaways; maintenance, repairs, and replacement of equipment used for servicing.

      Electricity:

      The cost of all electric current for the operation of any machine, appliance, or device used in connection with the operation of the Building, including the cost of electric current for exterior public lights.

      Insurance, etc.:

      Fire and extended coverage, casualty, liability, and such other insurance as may be required by any lending institution in connection with the Building and the Common Areas, and all other expenses customarily incurred in connection with the operation and maintenance of first-class buildings in the Metropolitan Boston area.

      Management:

      All fees and costs incurred in respect of the management of the Building.

"Operating Costs" shall include only reasonable and bona fide expenses actually incurred by LESSOR and shall not include any of the following: executive salaries; charges, which under this Lease, would be chargeable to a specific tenant of the Building; leasing commissions; interest; depreciation; or other expenses relating to ownership as distinguished from the operation and/or management of the Building.

            (e) "COMPUTATION YEAR" shall mean the twelve (12) month period beginning on the date of January 1 immediately prior to the Term Commencement Date and each twelve (12) month period commencing on an anniversary of said date during the term of this Lease. If the Term Commencement


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Date or the Termination Date occurs during a Computation Year, the LESSEE shall be liable for only a portion of the Operating Costs in respect to such Computation Year, represented by a fraction, the numerator of which shall be the number of days of the herein term which falls within the Computation Year, and the denominator of which shall be three hundred and sixty-five (365).

            (f) "TAX STATEMENT" and "OPERATING COST STATEMENT" shall mean a statement in writing signed by LESSOR, setting forth the amounts payable by LESSEE for a specified Tax or Computation Year, respectively, pursuant to this
Section 8.

      8.2 PAYMENT OF TAXES BY LESSEE:

            (a) In each Tax Year, the LESSEE shall pay to LESSOR, LESSEE'S Proportional Share of Taxes in the manner as hereinafter set forth.

            (b) Estimated payments on account of LESSEE'S Proportionate Share of Taxes, (as reasonably estimated by the LESSOR) shall be made monthly by the LESSEE and at the time and in the fashion provided in this Lease for the payment of Yearly Rent. Such monthly payment shall be sufficient to provide LESSOR by the end of each Tax Year with a sum equal to LESSEE'S Proportionate Share of Taxes for such Tax Year. Promptly after the receipt of the Tax bill, LESSOR shall provide LESSEE with a Tax Statement. If the total of the estimated payments theretofore made by LESSEE for the Tax Year exceed the required payments on account thereof for such year, LESSOR shall credit the amount of overpayment against subsequent obligations of LESSEE on account of Taxes (or refund such overpayment if the Term of this Lease has ended and LESSEE has no further obligations to LESSOR); but, if the aggregate of the monthly payments made by the LESSEE for such Tax Year are less than the LESSEE'S Proportionate Share of Taxes, LESSEE shall pay the balance of said amount to LESSOR within thirty (30) days after being so advised by LESSOR. LESSOR shall have the same rights and remedies for non-payment by LESSEE of any payments due on account of such Taxes as LESSOR has under this Lease for failure of LESSEE to pay Rent.

            (c) If the Term Commencement Date or the Termination Date occurs during a Tax Year, the LESSEE shall be liable for only that portion of Taxes in respect of such Tax Year represented by a fraction, the numerator of which shall be the number of days of the herein term which falls within the Tax Year, and the denominator of which shall be three hundred sixty-five (365). In the event the first day of the Tax Year should be changed after the Term Commencement Date to a day other than July 1 so as to change the twelve (12) month period comprising the Tax year, in determining Taxes due from the LESSEE hereunder with respect to Taxes payable for the period between July 1 and such changed first day of the Tax Year, such amount of Taxes shall be multiplied by a fraction, the numerator of which shall


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be the number of days elapsing during such period, and the denominator of which shall be three hundred sixty-five (365).

      8.3 PAYMENT OF OPERATING COSTS BY LESSEE:

            (a) In each Computation Year, the LESSEE shall pay to LESSOR, LESSEE'S Proportionate Share of Operating Costs in the manner as hereinafter set forth.

            (b) Estimated payments by LESSEE on account of LESSEE'S Proportionate Share of Operating Costs shall be made monthly by the LESSEE and at the time and in the fashion provided in this Lease for the payment of Yearly Rent. Such monthly payment (to be reasonably estimated by the LESSOR) shall be sufficient to provide LESSOR by the end of each Computation Year with a sum equal to LESSEE'S Proportionate Share of Operating Costs pursuant to subparagraph (a) hereof for such Computation Year. Promptly after the end of each Computation Year, LESSOR shall submit to LESSEE a reasonably detailed Operating Cost Statement for such year. If the estimated payments theretofore made for such Computation Year by LESSEE exceed LESSEE'S required payment on account thereof for such year, according to such statement, LESSOR shall credit the amount of overpayment against subsequent obligations of LESSEE with respect to Operating Costs (or refund such overpayment if the Term of this Lease has ended and LESSEE has no further obligation to LESSOR); but, if the aggregate of the monthly payments made for such Computation Year are less than the LESSEE'S Proportionate Share of Operating Costs, LESSEE shall pay the balance of said amount to LESSOR within thirty (30) days after being so advised by LESSOR. LESSOR shall have the same rights and remedies for the nonpayment by LESSEE of any payments due on account of Operating Costs as LESSOR has hereunder for the failure of LESSEE to pay Rent.

9. CHANGES OR ALTERATIONS BY LESSOR

      LESSOR reserves the right at any time and from time to time, without the same constituting an actual or constructive eviction, and without incurring any liability to LESSEE therefor, or otherwise affecting LESSEE'S obligations under this Lease, to make such changes, alterations, additions, improvements, repairs, or replacements in or to the Building (including the Premises) and the fixtures and equipment thereof, as well as in or to the outside areas, and entrances, thereof, as he may deem necessary or desirable, provided, however, that there be no unreasonable obstruction of the right of, access to, or unreasonable interference with, the use and enjoyment of the Premises by LESSEE. Nothing contained in this Section 9 shall be deemed to relieve LESSEE of any duty, obligation, or liability of LESSEE with respect to making any repair, replacement, or improvement, or complying with any law, order, or requirement of any government or other authority.


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
10.  FIXTURES, EQUIPMENT, AND IMPROVEMENTS -- REMOVAL BY LESSEE

      All fixtures, equipment, improvements, and appurtenances attached to or built into the Premises prior to or during the term, whether by LESSOR at his expense or at the expense of LESSEE (either or both), or by LESSEE, shall be and remain part of the premises and shall not be removed by LESSEE at the end of the term unless otherwise expressly provided in this Lease. Where not built into the Premises, and if furnished and installed by and at the sole expense of LESSEE, all removable electric fixtures, carpets, drinking or tap water facilities, furniture, or trade fixtures, or business equipment shall not be deemed to be included if such fixtures, equipment, improvements, and appurtenances, and may be, and upon the request of LESSOR will be, removed by LESSEE upon the condition that such removal shall not materially damage the premises or the Building, and that the cost of repairing any damage to the premises or the Building arising from such removal shall be paid by LESSEE; provided however, that any such items as toward which LESSOR shall have granted any allowance or credit to LESSEE shall be deemed not to have been furnished and installed in the Premises by or at the sole expense of LESSEE.

11. ALTERATIONS AND IMPROVEMENTS BY LESSEE AFTER TERM COMMENCEMENT DATE

      LESSEE shall make no structural alterations, decorations, installations, removals, additions, or improvements in or to the Premises after the Term Commencement Date without LESSOR'S prior written consent and then only by contractors or mechanics engaged on LESSEE'S behalf, by LESSOR. No such installations or work shall be undertaken or begun by LESSEE until LESSOR has approved written plans and specifications therefor, and no amendments or additions to such plans and specifications shall be made without the prior written consent of LESSOR. Any such work, alterations, decorations, installations, removals, additions, and improvements shall be done at LESSEE'S sole expense and at such times and in such manner as LESSOR may from time to time designate. If LESSEE shall make any alterations, decorations, installations, removals, additions, or improvements, then LESSOR may require the LESSEE at the expiration of this Lease to restore the Premises to substantially the same condition as existed on the Term Commencement Date. LESSOR'S consents and approvals called for in this Section 11 shall in no instance be unreasonably withheld or delayed.

12. REPAIRS TO PREMISES

      12.1 REPAIRS BY LESSEE: LESSEE shall keep all and singular the Premises in such repair, order, and condition as the same are in on the Term Commencement Date or may be put in during the term hereof, reasonable use and wearing thereof and damage by fire or by casualty insured against only excepted. LESSEE shall make, as and when needed as a result of misuse by, or neglect or improper conduct of, LESSEE or LESSEE'S servants, employees, agents, or licensees, or otherwise, all repairs in and about the Premises necessary to preserve them in such repair, order, and condition, which repairs shall be in quality and class equal to the original work. LESSOR may elect, at the expense of LESSEE, to make any such repairs or repair any damage or injury to the Building or the Premises caused by moving property of LESSEE in and out of the Building, or by installation or removal of furniture or other property, or by misuse by, or neglect, or improper conduct of LESSEE or LESSEE'S servants, employees, agents, or licensees outside the Premises but affecting LESSEE'S use and enjoyment of the Premises, excluding any repairs required to be made in or damage in the Premises by the LESSOR, as set forth in section 12.2 hereof.

      12.2 REPAIRS BY LESSOR: All repairs required in the Premises occasioned by action of the elements or by matters ordinarily covered by LESSOR'S fire and extended coverage insurance, but excluding repairs becoming necessary as the result of misuse or negligence on the part of LESSEE or LESSEE'S employees, agents, or licensees, shall be made by and at the expense of LESSOR. LESSOR agrees to keep in good order, condition, and repair, including replacements thereof as and when necessary (i) the structural elements of the Premises which includes all footings, foundations, floor slabs, columns, girders, mullions, loadbearing exterior walls; and, (ii) the roofing system of the Premises which includes support members, membrane assembly, flashings, roof insulation assembly, hatches, sleeves, vents, and brackets.

13. INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

      13.1 PUBLIC LIABILITY INSURANCE: LESSEE shall procure, keep in force, and pay for comprehensive public liability insurance (hereinafter referred to as "LIABILITY INSURANCE") indemnifying LESSOR and LESSEE against all claims and demands for injury to or death of persons or damage to property which may be claimed to have occurred upon the Premises, or in or about the common areas of the Building which arise out of the LESSEE'S use and occupancy of the Premises, in amounts which shall be in a combined single limit for bodily injury or death and for property damage ("Broad Form" endorsement, so-called), in a sum of not less than ONE MILLION DOLLARS ($1,000,000) DOLLARS.

      13.2 HAZARD INSURANCE: During the term of this lease, LESSOR shall keep the Building including any improvements which may be made by LESSOR in the Premises including, but not limited to, painting, light fixtures, floor covering, and partitions, if installed by LESSOR, to the extent that the same are customarily insurable as part of the realty and may be covered by LESSOR'S insurance, insured against loss or damage by fire and any of the casualties included in the broadest standard form obtainable of extended coverage or supplementary contract endorsements.

      13.3 CERTIFICATE OF INSURANCE: All such insurance shall be effected with insurers authorized to do business in Massachusetts under valid and enforceable policies. The Liability Insurance shall name LESSOR and LESSEE as the insureds, as their respective interests appear, and shall provide that it shall not be cancelled without at least thirty (30) days prior written notice to each insured named therein. Not less than fifteen (15) days prior to the expiration date of each expiring policy of Liability Insurance, original copies of such policies issued by the respective insurers, or certificates of such policies setting forth in full the provisions thereof and issued by such insurers, together with evidence satisfactory to LESSOR of payment of all premiums for such policies, shall be delivered by LESSEE to LESSOR and certificates as aforesaid of such policies shall upon request of LESSOR be delivered by LESSEE to the holder of any mortgage affecting the Building. LESSEE may provide Liability Insurance as an endorsement to any of its blanket policies.

      13.4 GENERAL: LESSEE will save LESSOR harmless, and will exonerate and indemnify LESSOR from and against any and all claims, liabilities, or penalties asserted by or on behalf of any person, firm, corporation, or public authority;

            (a) On account of, or based upon any injury to person, or loss of or damage to property, sustained or occurring on the Premises on account of, or based upon, the act, omission, fault, negligence, or misconduct of the LESSEE, its employees, agents, and invitees.

            (b) On account of, or based upon any injury to person, or loss of or damage to property, sustained or occurring elsewhere (other than on the Premises), in or about the Building, and, in particular and without limiting the generality of the foregoing, in or about the Common Areas, surrounding areaways, roof, or other appurtenances and facilities used in connection with the Building or Premises, arising out of the use or occupancy of the Premises by the LESSEE or by any person claiming by, through, or under LESSEE, on account of or based upon the act, omission, fault, negligence, or misconduct of all such persons other than LESSOR and those for whose conduct the LESSOR is legally responsible.

            (c) On account of or based upon (including monies due on account of) any work or thing whatsoever done by the LESSEE, its employees, agents, and invitees (other than by LESSOR or his contractors, or agents or employees of either) on the Premises during the term of this Lease and during the period of time, if any, prior to the Term Commencement Date that LESSEE may have been given access to and used the Premises; and, in respect to any of the matters set forth in subsections (a) and (b) hereof, from and against all cost expenses (including reasonable attorney's fees) and liabilities incurred in or in connection with any such claim, or any action, or proceeding brought thereon; and in case any action or proceeding by brought against LESSOR by reason of such claim, LESSEE, upon notice from LESSOR shall, at LESSEE'S expense, resist or defend such action or proceeding and employ such counsel therefore reasonably satisfactory to LESSOR, it. being agreed that such counsel as may act for insurance underwriters of LESSEE engaged in such defense, shall be deemed satisfactory. Nothing in this Lease shall be construed to require LESSEE to indemnify LESSOR against the consequences of any act, omission, fault, negligence, or misconduct of LESSOR or those for whose conduct LESSOR is legally responsible, and the LESSOR shall indemnify the LESSEE for or in respect of such conduct.

      13.5 PROPERTY OF LESSEE: In addition to and not in limitation of the foregoing, LESSEE covenants and agrees that all merchandise, furniture, fixtures, and property of every kind, nature, and description which may be in or upon the Premises or Building, or on the Common Areas, surrounding areaways, or approaches adjacent thereto, during the term hereof, shall be at the sole risk and hazard of LESSEE, and that if the whole or any part thereof shall be damaged, destroyed, stolen, or removed due to any cause or reason whatsoever, no part of said damage or loss shall be charged to or borne by LESSOR.

      13.6 BURSTING OF PIPES, ETC.: LESSOR shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain, or snow leaks from any part of the Premises or the Building or from the pipes, appliances, or plumbing works or from the roof, street, or sub-surface, or from any other place by dampness or by any other cause of whatever nature; nor shall LESSOR or his agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public, or quasi-public work; nor shall LESSOR be liable for any latent defect in the Premises or in the Building.

      13.7 REPAIRS AND ALTERATIONS: There shall be no allowance to LESSEE for diminution of rental value of the Premises and no liability on the part of LESSOR by reason of inconvenience, annoyance, or injury to LESSEE arising from any repairs, alterations, additions, replacements, or improvements made by LESSOR, LESSEE, or others in any portion of the Building or Premises, or in or to the fixtures, appurtenances, or equipment thereof, or for failure of LESSOR or others to make any repairs, alterations, additions, or improvements in or to any portion of the Building or to the Premises, or in or to the fixtures, appurtenances, or equipment thereof.

14. ASSIGNMENT AND SUBLETTING

      14.1 PROHIBITION: LESSEE covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered, or otherwise transferred (including without limitation, transfers by operation of law) and that neither the Premises nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of LESSEE, or used or occupied or permitted to be used or occupied by anyone other than LESSEE, or be sublet (which term without limitation, shall include granting of concessions, licenses, and the like) in whole or in part, without, in each instance, having first received the express written consent of LESSOR which shall not be unreasonably withheld or delayed, except that no such consent shall be required for an assignment or sublease to LESSEE'S affiliates. It shall be a condition of the validity of any assignment (whether the LESSOR'S written consent is required or not, as aforesaid) that the assignee agrees directly with LESSOR, by written instrument in form satisfactory to LESSOR, to be bound by all the obligations of LESSEE hereunder including, without limitation, the covenant against further assignment and subletting. No assignment or subletting shall relieve LESSEE from its obligations hereunder and LESSEE shall remain fully and primarily liable therefor.

      14.2 NO WAIVER: If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than LESSEE, LESSOR may, at any time and from time to time, collect rent and other charges from the assignee, subtenant, or occupant, and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy, or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant, or occupant as a tenant or the release of LESSEE from the further performance by LESSEE of its obligations hereunder. The consent by LESSOR to an assignment or subletting shall in no way be construed to relieve LESSEE or any successor from obtaining the express consent in writing of LESSOR to any further assignment of this Lease or subletting of all or a portion of the Premises.

15. MISCELLANEOUS COVENANTS

      LESSEE covenants and agrees as follows:

      15.1 ACCESS TO PREMISES: LESSEE shall (i) permit LESSOR to erect, use, and maintain pipes, ducts, and conduits in and through the Premises, provided the same do not materially reduce the floor area or materially or adversely affect the LESSEE'S use of the same; (ii) permit the LESSOR, any mortgagee of the Building and its representatives, and any authorized representative of the Walpole Board of Health to have free and unrestricted access to and to enter upon the Premises at all reasonable hours for the purpose of inspection, or for making repairs, replacements, or improvements in or to the Building, or the equipment thereof (including without limitation, sanitary, electrical, or other systems), or to determine compliance with all laws, orders, and requirements of governmental or other authority, or exercising any right reserved to LESSOR under this Lease (including the right during the progress of any such repairs, replacements, or improvements, or while performing work and furnishing materials in connection with compliance with any such laws, orders, or requirements, to take upon or through or to keep and store within the Premises all necessary materials, tools, and equipment); and, (iii) permit LESSOR, at reasonable times, to show the Premises during ordinary business hours to any mortgagee, prospective lessee, prospective purchaser, prospective mortgagee, or prospective assignee of any mortgage of the Building, and during the period of twelve (12) months next preceding the Termination Date to any person contemplating the leasing of the Premises or any part thereof. If LESSEE shall not be personally present to open and permit entry into the Premises at any time when for any reason an entry therein shall be necessary or permissible, LESSOR or LESSOR'S agents may, in an emergency situation, enter the same by a master key, or may forcibly enter the same, without rendering LESSOR or such agents liable therefor (if during such entry LESSOR or LESSOR'S agents shall accord reasonable care to LESSEE'S property), and without in any manner affecting the obligations and covenants of this Lease. The rights provided for in subsections (i), (ii) and
(iii) hereof shall be exercised upon reasonable notice (telephonic or otherwise) if the same is practicable, and with minimum practicable interference with the conduct of the LESSEE'S business in the Premises.

      15.2 ACCIDENTS TO SANITARY AND OTHER SYSTEMS: LESSEE shall give to LESSOR prompt notice of any fire or accident occurring in the Premises, and of any damage to, or defective condition in, any part of the Premises' sanitary, electrical, heating, or other systems located in or passing through the Premises, but if the damage or defective condition was caused by LESSEE or by the employees, licensees, or invitees of LESSEE, the cost to remedy the same shall be paid by LESSEE. LESSEE shall not be entitled to claim any eviction from the Premises or any damages arising from any such damage or defect unless the same shall have been occasioned by the negligence of LESSOR, his agents, servants, or employees, and in case of a claim of eviction, unless such damage or defective condition shall have rendered the Premises untenantable and the Premises shall not have been made tenantable by LESSOR within a commercially reasonable period of time.

      15.3 SIGNS: No signs may be installed on or in any window of the Premises by LESSEE. No other signs shall be permitted in or about the Premises or Building Without the written approval of the LESSOR which approval shall not be unreasonably withheld or delayed. Said exterior sign shall in all events conform to the requirements of Exhibit 4 hereof.

      15.4 INFLAMMABLE - ODORS: LESSEE shall not bring or permit to be brought or kept in or on the Premises or elsewhere in the Building, any flammable, combustible, or explosive fluids, material, chemical substances, or cause or permit and odors of cooking or other processes, or any unusual or other objectionable odors to emanate from or permeate the Premises.

      15.5 REQUIREMENTS OF LAW - FINES AND PENALTIES: LESSEE at its sole expense shall comply with all laws, rules, orders and regulations of federal, state, county, and municipal authorities and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon LESSOR or LESSEE arising out of LESSEE'S use or occupancy of the Premises. LESSEE shall reimburse and compensate LESSOR for all expenditures made by, or damages or fines sustained or incurred by LESSOR, due to nonperformance or noncompliance with, or breach or failure to observe any term, covenant, or condition of this Lease upon LESSEE'S part to be kept, observed, performed, or complied with.

      15.6 LESSEE'S ACTS - EFFECT ON INSURANCE: LESSEE shall not do or permit to be done any act or thing upon the Premises nor elsewhere in the Building which will invalidate or be in conflict with any insurance policies covering the Building and the fixtures and property therein; and shall not do, or permit to be done, any act or thing upon the Premises or Building which shall or might subject LESSOR to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said Premises, or for any other reason. LESSEE at its own expense shall comply with all rules, orders, regulations, or requirements of the Board of Fire Underwriters, or any other similar body having jurisdiction, and shall not (i) do, or permit anything to be done, in or upon the Premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, any fire insurance rating organization, or other authority having jurisdiction, and then only in such quantity and manner of storage as will not increase the rate for any insurance applicable to the Building; or, (ii) use the Premises in a manner which shall increase such insurance rates on the Building or on property located therein, over that applicable at the commencement of this Lease. If by reason of failure of LESSEE to comply with the provisions hereof, the insurance rate applicable to any policy of insurance shall at any time thereafter be higher than it otherwise would be, then LESSEE shall reimburse LESSOR for that part of any insurance premiums thereafter paid by LESSOR, which shall have been charged because of such failure by LESSEE.

      Under Sections 15.5 and 15.6 hereof, there shall be no duty on LESSEE to make any structural change or to make any other change in the Premises unless required because of the manner in which LESSEE shall be using the Premises.

16. DAMAGE BY FIRE OR OTHER CASUALTY

      If the Premises or any part thereof shall be damaged by fire or other casualty, LESSOR shall proceed with reasonable diligence, and at the expense of LESSOR (but only to the extent of insurance proceeds made available to LESSOR by any mortgagee of the Building), to repair or cause to be repaired such damage; provided, however, in respect of such alterations, decorations, additions, and improvements originally made or installed by LESSEE at LESSEE'S expense as shall have been damaged by such fire or other casualty, and which (in the judgment of LESSOR) can more effectively be repaired as an integral part of the repair work in the Premises, that the repairs to such LESSEE'S alterations, decorations, additions, and improvements shall be performed by LESSOR but at LESSEE'S expense. All repairs to and replacements of property which LESSEE is entitled to remove as in Article 10 provided, shall be made by at the expense of LESSEE. If the Premises or any part thereof shall have been rendered unfit for use and occupation hereunder by reason of such damage, the Yearly Rent or a just and proportionate part thereof according to the nature and extent to which the Premises shall have been so rendered unfit, shall be suspended or abated from the date of the occurrence of such casualty until the Premises (except as to the property which is to be repaired by or at the expense of LESSEE) shall have been restored as nearly as practicably may be to the condition in which they were immediately prior to such fire or other casualty; provided, however, that if LESSOR or any mortgagee of the Building shall be unable to collect the insurance proceeds (including any rent insurance proceeds) applicable to such damage because of some action or inaction on the part of LESSEE, or the employees, licensees, or invitees of LESSEE, the cost of repairing such damage shall be paid by LESSEE and there shall be no abatement of rent. LESSOR shall not be liable for delays in the making of any such repairs which are due to government regulations, casualties, strikes, unavailability of labor and materials, and other causes beyond the reasonable control of LESSOR, nor shall LESSOR be liable for any inconvenience or annoyance to LESSEE or injury to the business of LESSEE resulting from delays in repairing such damage. If (i) the Premises are so damaged by such fire or other casualty at any time during the last twelve (12) months of the term hereof that the cost to repair such damage (as reasonably estimated by the LESSOR) is likely to exceed one-third of the total Yearly Rent for the period from the estimated date of restoration until the Termination Date; or (ii) the Building (whether or not including any portion of the Premises) is so damaged by such fire or other casualty that substantial alteration or reconstruction of the Building shall in LESSORS judgement be required, then and in either of such events, this Lease and the term hereof may be terminated at the election of LESSOR by a notice in writing of his election so to terminate which shall be given by LESSOR to LESSEE within sixty (60) days following such fire or other casualty, the effective termination date of which shall be not less than thirty (30) days after the date on which such termination notice is received by LESSEE. If the Premises are damaged by fire or other casualty, and are not substantially restored to its original condition within a period of sixty (60) days therefrom, the LESSEE may, by notice in writing to LESSOR cancel and terminate this Lease on account thereof. In the event of any such termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in Exhibit 2, and the Yearly Rent shall be apportioned as of such date; and, if the Premises or any part thereof shall have been rendered unfit for use and occupation by reason of such damage, the Yearly Rent for the period from the date of occurrence of such fire or other casualty to the effective termination date, or a just and proportionate part thereof, according to the nature and extent to which the Premises shall have been so rendered unfit, shall be abated. Any abatement of rent pursuant to this section, whether total or partial, shall extend to all rent items called for by this Lease whether "yearly" or otherwise.

17. WAIVER OF SUBROGATION RIGHTS

      The LESSOR discharges and releases the LESSEE, his agents or employees, to the extent of the LESSOR'S insurance coverage, for and on account of any and all claims and liabilities arising out of any loss or damage during the term hereof, or any extension thereof, to any property of the LESSOR caused by fire and such risks as are customarily comprehended by the term "extended coverage" in endorsements to fire insurance policies; and (ii) such other risks as are covered by insurance which the LESSOR may desire to procure.

      The LESSEE discharges and releases the LESSOR, his agents or employees, to the extent of LESSEE'S insurance coverage for and on account of any and all claims and liabilities arising out of any loss or damage during the term hereof, or any extension hereof, to any property of the LESSEE caused by (i) fire and such risks as are comprehended by the term "extended coverage" in endorsements to fire insurance policies; and (ii) such other risks as are covered by insurance which the LESSEE may desire to procure.

      In consideration of the foregoing, each of the parties hereto agrees with the other party (i) that such insurance as may be in effect during the term of this Lease, or any extensions thereof, shall include a clause or endorsement which provides in substance that the insurance company waives any right or subrogation which it might otherwise have against the LESSOR or the LESSEE, as the case may be; and, (ii) upon demand of the other party for any extra premium costs, if any, incurred in obtaining such clause or endorsement.

      Upon demand in writing made by either party hereto, the other party agrees to furnish to it a statement of the amount and type of such insurance coverage and the names of the insurance companies and to request its insurance companies to give notice to such other party of any cancellation or discontinuance of any part of such coverage.

18. CONDEMNATION -- EMINENT DOMAIN

      In the event that the Premises or any part thereof, or the whole or any part of the Building (including within such term the Common Areas thereof shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation, or condemnation) shall suffer any damage (direct, indirect, or consequential) for which LESSOR or LESSEE shall be entitled to compensation, then (and in any such event ) this Lease and the term hereof may be terminated at the election of LESSOR or LESSEE by a notice in writing of his or its election so to terminate which shall be given to the other party within sixty (60) days following the date on which LESSOR shall have received notice of such taking, appropriation, or condemnation.

      Upon the giving of any such notice of termination (either by LESSOR or LESSEE) this Lease and the term hereof shall terminate on or retroactively as of the date on which LESSEE shall be required to vacate any part of the Premises, or shall be deprived of a substantial part of the means of access thereto; provided, however, that LESSOR may in LESSOR'S notice elect to terminate this Lease and the term hereof retroactively as of the date on which such taking, appropriation, or condemnation became legally effective. In the event of any such termination, this Lease and the term hereof shall expire as of such effective termination date and the Yearly Rent shall be apportioned as of such date: If neither party (having the right so to do) elects to so terminate, LESSOR will, with reasonable diligence and at LESSOR'S expense, restore the remainder of the Premises, or the remainder of the means of access thereto, as nearly as practicably may be to the same condition as obtained prior to such taking, appropriation, or condemnation, in which event (i) the Rentable Area and Yearly Rent, according to the nature and extent of the taking, appropriation, or condemnation, and the resulting permanent injury to the Premises, or the means of access thereto, shall be permanently abated; and, (ii) a just proportion of the remainder of the Yearly Rent, according to the nature and extent of the taking, appropriation, or condemnation and the resultant injury sustained by the Premises or the means of access thereto, shall be abated until what remains of the Premises or the means of access thereto, shall have been restored as full as may be for permanent use and occupation by LESSEE hereunder. There is expressly reserved to LESSOR all rights to compensation and damages created, accrued, or accruing by reason of any such taking, appropriation or condemnation, in implementation and confirmation of which LESSEE does hereby acknowledge that LESSOR shall be entitled to receive all such compensation and damages, grants to LESSOR all and whatever rights (if any) LESSEE may have to such compensation and damages, and agrees to execute and deliver all and whatever further instruments of assignment as LESSOR may from time to time request.

      If part of the Building but not any part of the Premises, or if any part of the Common Areas of the Building shall be taken or appropriated by eminent domain or condemned for any public or quasi-public use, LESSOR'S right to terminate this Lease pursuant to this Section may be exercised only if LESSOR shall reasonably determine that the continued operation of the Building or what may remain thereof would not be economically feasible.

      Upon the giving of any notice of termination under this Section 18, whether by LESSOR or LESSEE, the term of this Lease shall end upon LESSEE'S vacating the Premises pursuant to the notice, unless the term be sooner ended as a matter of law as a consequence of the taking, appropriation, or condemnation.

19. LESSEE'S DEFAULT

      19.1 EVENTS OF DEFAULT: If at any time subsequent to the date of this Lease any one or more of the following events (hereinafter referred to as a "DEFAULT OF LESSEE") shall occur:

            (a) LESSEE shall fail to pay the rent or other charges hereunder when due, and such failure shall continue for a period of seven (7) days after receipt of notice from LESSOR (receipt shall be presumed within a three day period after the same is posted in the U.S. Mail postage prepaid); provided however, that if such failure shall occur more than once during each Computation Year, no written notice from the LESSOR shall be required, and the LESSEE shall be in default hereunder, if its failure shall continue for a period of seven (7) days after the payment of rent or other charges hereunder shall become due.

            (b) LESSEE shall neglect or fail to perform or observe any other covenant herein contained on LESSEE'S part to be performed or observed, and LESSEE shall fail to remedy the same within thirty (30) days after written notice from LESSOR, specifying such neglect or failure, or if such failure is of such a nature that LESSEE cannot reasonably remedy the same within such thirty
(30) day period, LESSEE shall fail to promptly commence to remedy the same and shall prosecute such remedy to completion with due diligence and continuity; or,

            (c) LESSEE'S leasehold in the Premises shall be taken on execution or by other process of law directed against LESSEE; or,

            (d) LESSEE shall make an assignment for the benefit of creditors; or shall file a voluntary petition in bankruptcy; or shall be adjudicated bankrupt or insolvent; or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under any present or future Federal, State, or other statute, law, or regulation for the relief of debtors; or shall seek or consent to, or acquiesce in, the appointment of any trustee, receiver, or liquidator of LESSEE or of all or any substantial part of its properties; or shall admit in writing its inability to pay its debts generally as they become due; or,

            (e) A petition shall be filed against LESSEE in bankruptcy or under any other law seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate period of sixty (60) days (whether or not consecutive); or, if any debtor in possession (whether or not LESSEE), trustee, receiver, or liquidator of LESSEE of all or any substantial part of its properties shall be appointed without the consent of acquiescence of LESSOR and such appointment shall remain unvacated or unstayed for an aggregate period of sixty (60) days (whether or not consecutive), then in any such case (i) if such Default of LESSEE shall occur prior to the Term Commencement Date, this Lease shall ipso facto, and without further act on the part of LESSOR, terminate; and,(ii) if such Default of LESSEE shall occur after the Term Commencement Date, LESSOR may terminate this tease by notice to LESSEE specifying a date not less than ten (10) days after the giving of such notice, on which this Lease shall terminate and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the term of this Lease (LESSEE hereby waiving any rights of redemption under present or future laws), and LESSEE will then quit and surrender the Premises to LESSOR, but LESSEE shall remain liable as hereinafter provided.

      19.2 RE-ENTRY BY LESSOR: If this Lease shall have been terminated as provided in this Section, or if any execution shall be issued against LESSEE or any of LESSEE'S property whereupon the Premises shall be taken or occupied by someone other than LESSEE, then LESSOR may, without notice, re-enter the Premises, either by force, summary proceedings, ejectment, or otherwise, and remove and disposes LESSEE and all other persons and any and all property from the same as if this Lease had not been made.

      19.3 DAMAGES DUE: In case of any such termination, the rent reserved hereunder shall thereupon become due and be paid up to the time of such termination together with any expenses LESSOR may incur for attorney's fees, brokerage commissions, or expenses with respect to putting the Premises in good order and for preparing the same for reletting. In addition, if such termination occurs during the initial term of this Lease, there shall become due from the LESSEE to the LESSOR an amount which shall be equal to the unamortized portion of the total cost to the LESSOR of furnishing and providing the Building Standard Work in and to the Premises, measured from the date of such termination to the date originally fixed in this Lease as the Termination Date, as if such cost was fully amortized over the initial term of this Lease.

      19.4 LIQUIDATED DAMAGES: In case of any such termination, LESSEE shall also pay LESSOR as liquidated damages for the failure of LESSEE to observe and perform the covenants herein contained to be performed by LESSEE, any deficiency between the rent reserved hereunder and/or covenanted to be paid and the net amount, if any, of the damages collected under Section 19.3 and the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. In computing such liquidated damages there shall be added to such deficiency such expenses as LESSOR may incur in connection with reletting such as legal expenses, brokerage, advertising, and for keeping the Premises in good order and for preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by LESSEE on the first day of each month, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of LESSOR to collect the deficiency for any subsequent month by similar proceedings. In no event shall LESSEE be entitled to receive the excess, if any, of such net rents collected over the sums payable by any LESSEE of the Premises to LESSOR hereunder. LESSOR, upon termination or at any time hereafter, shall have the right, in lieu of collecting liquidated damages in installments as above provided, to recover from LESSEE liquidated damages payable on demand equal to the excess of the rent which would have been payable from the date of such demand to the end of the period which would otherwise have constituted the balance of the term of this Lease, over the then fair market rental value of the Premises for the same period. For this purpose, in computing the amount of rent, the amounts to be included for Operating Costs and other amounts required by this Lease to be paid by LESSEE shall be deemed, for each month, to be equal to the of the amount of the item for the twelve (12) months preceeding the date of demand.

      19.5 LESSOR'S RIGHTS: In case of any default by LESSEE, reentry, expiration, or dispossession by summary proceedings, or otherwise, LESSOR may
(i) re-let the Premises or any part or parts thereof, either in the name of LESSOR or otherwise, for a term or terms which may at LESSOR'S option be equal to or less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent to the extent that LESSOR in his discretion deems advisable and necessary to re-let the same; and, (ii) may make such reasonable alterations, repairs, and decorations in the Premises as LESSOR in his sole judgement considers advisable and necessary for the purpose of reletting the Premises, and the making of such alterations, repairs, and decorations shall not operate or be construed to release LESSEE from liability hereunder as aforesaid. LESSOR shall in no event be liable in any way whatsoever for failure to re-let the Premises, or, in the event that the Premises are re-let, for failure to collect the rent under such reletting. LESSEE hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of LESSEE being evicted or dispossessed, or in the event of LESSOR obtaining possession of the Premises, by reason of the violation of the LESSEE of any of the covenants and conditions of this Lease.

      19.6 REMEDIES NON-EXCLUSIVE: The specified remedies to which LESSOR may resort hereunder are not intended to be exclusive of any remedies or means of redress to which LESSOR may at any time be lawfully entitled and LESSOR may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

20. LESSOR'S DEFAULT

      LESSOR shall in no event be in default in the performance of any of LESSOR'S obligations hereunder unless and until LESSOR shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after written notice by LESSEE to LESSOR specifying wherein LESSOR has failed to perform any such obligation.

21. ENTIRE AGREEMENT; WAIVER; SURRENDER

      21.1 ENTIRE AGREEMENT: This Lease, the Exhibits hereto annexed, and the Addenda hereto annexed (if any) are made a part hereof, and contain the entire and only agreement between the parties and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. LESSEE acknowledges that all representations and statements upon which it relied in executing this Lease are contained herein, and that the LESSEE in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge, or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom the enforcement of the change, modification, discharge, or abandonment is sought.

      21.2 WAIVER BY LESSOR: The failure of LESSOR to seek redress for violation, or insist upon the strict performance of any covenant or condition of this Lease, or any of the rules and regulations promulgated by the LESSOR shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by LESSOR of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of LESSOR to enforce any of his rules and regulations against LESSEE and/or any other tenant in the Building shall not be deemed a waiver of any such rules and regulations. No provisions of this Lease shall be deemed to have been waived by LESSOR unless such waiver be in writing signed by LESSOR. No payment by LESSEE or receipt by LESSOR of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and LESSOR may accept such check or payment without prejudice to LESSOR'S right to recover the balance of such rent or pursue any other remedy in this provided.

      21.3 SURRENDER: No act or thing done by LESSOR during the term hereby demised shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by the LESSOR. No employee or agent of LESSOR shall have any power to accept the keys to the Premises prior to the termination of this Lease.

22. INABILITY TO PERFORM

      Except as provided in Sections 3.1 and 3.2 hereof, this Lease and the obligations of LESSEE to pay rent hereunder and perform all of the other covenants, agreements, terms, provisions, and conditions hereunder on the part of LESSEE to be performed, shall in no way be affected, impaired, or excused because LESSOR is unable to fulfill any of his obligations under this Lease; or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied; or is unable to make, or is delayed in making, any repairs, replacements, additions, alterations, improvements, or decorations; or is unable to supply or is delayed in supplying any equipment or fixtures if LESSOR is prevented or is delayed from so doing by reason of strikes or labor troubles, or any other similar or dissimilar cause whatsoever beyond LESSOR'S reasonable control, including but not limited to governmental preemption in connection with a national emergency; or by reason by any rule, order, or regulation of governmental agency; or by reason of the conditions of supply and demand which have been or are affected by war, hostilities, or other similar or dissimilar emergency. In each such instance of inability of LESSOR to perform, LESSOR shall exercise reasonable diligence to eliminate the cause of such inability to perform.

23. BILLS AND NOTICES

      Any notice, consent, request, bill, demand, or statement hereunder by either party to the other party shall be in writing and shall be deemed to have been duly given when either delivered personally or mailed addressed to LESSOR at his address as set forth in Exhibit 2 hereof and to LESSEE at the Premises, or if any address for notices shall have been duly changed as hereinafter provided, to the party at such changed address. Either party may at any time change the address for such notices, consents, request, bills, demands, or statements by delivering or mailing, as aforesaid, to the party entitled thereto, a notice stating the change and setting forth the changed address.

24. PARTIES BOUND - SEISEN OF TITLE

      The covenants, agreements, terms, provisions, and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 14 hereof shall operate to vest any rights in any successor or assignee of LESSEE, and that the provisions of this Article 24 shall not be construed as modifying
Article 19 hereof. The words "LESSOR" and "LESSEE" as used herein shall be construed in each and every covenant and clause in this Lease, unless repugnant to the context thereof, to refer to the person or persons first named above and their respective representatives, successors, and assigns, and those claiming by, through, or under any of them.

      If in connection with or as a consequence of the sale, transfer, or other disposition of the Building, LESSOR ceases to be the owner of the reversionary interest in the same, LESSOR shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of LESSOR to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to LESSOR'S ownership of said revisionary interest shall thereupon and thereafter assume, perform, and observe, any and all such covenants and obligations of LESSOR.

25. SUBORDINATION AND LESSEE'S ESTOPPEL CERTIFICATE

      25.1 SUBORDINATION OF LEASE: LESSEE agrees that, at the election of the LESSOR, this Lease shall be subject and subordinate to the lien of any one or more mortgages which may be now or hereafter be placed on, encumber, or affect the Building and to all renewals, modifications, consolidations, and replacements thereof. When requested to do so by LESSOR, LESSEE agrees to execute, acknowledge, and deliver to the LESSOR an instrument (hereinafter referred to as "SUBORDINATION AGREEMENT") in form and substance reasonably satisfactory to the LESSOR, and in proper form for recording, wherein LESSEE agrees to and does subordinate this Lease to the lien of any one or more mortgages above mentioned, and to all renewals, modifications, consolidations, replacements, and extensions of the same, and to attorn to and recognized such mortgage(s) thereunder, and to any person claiming by, through, or under such mortgage(s).

      25.2 LESSEE'S ESTOPPEL CERTIFICATE: LESSEE shall at any time, and from time to time, on not less than seven (7) days' prior written notice from LESSOR, execute, acknowledge, and deliver to LESSOR a statement in writing addressed to LESSOR (or to any mortgagee or prospective mortgagee of the Building) certifying that this Lease is unmodified and is in full force and effect, or if there have been modifications, the dates that this Lease is in full force and effect as modified, setting forth the modifications; stating the dates to which the rent and other charges under this Lease have been paid; and, whether or not to the best of its knowledge, there exists any default in the performance of any covenant, agreement, term, provision, or condition of this Lease, and if so, specifying each such default of which it has knowledge. It is intended that any such statement delivered pursuant hereto may be relied on by LESSOR and by any such mortgagee or prospective mortgagee affecting the Building.

      25.3 NEGLECT OR FAILURE OF LESSEE: In the event that LESSEE shall neglect or shall refuse to comply with its obligations as set forth in Sections 25.1 and 25.2, or shall neglect or refuse to execute a Subordination Agreement and/or Estoppel Certificate within a ten (10) day period after LESSOR's written request therefor, LESSEE hereby irrevocably appoints LESSOR as its attorney-in-fact with full power and authority to execute and deliver such instrument or instruments or and in the name of LESSEE, or LESSOR may treat such neglect or failure on the part of the LESSEE as Default of LESSEE within the meaning of Section 19.1 of this Lease.

26. QUIET ENJOYMENT

      LESSEE, subject to the terms and provisions of this Lease, on payment of the rent and other charges and upon observing, keeping, and performing all of the other terms and provisions of this Lease on LESSEE'S part to be observed, kept, and performed, shall lawfully, peaceably, and quietly have, hold, and occupy and enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under LESSOR to have title to the Premises superior to LESSEE. The foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

27. MISCELLANEOUS

      27.1 SEPARABILITY: If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

      27.2 CAPTIONS AND VARIATIONS IN PRONOUNS: The captions in each article, section, and subsection in this Lease are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe, the scope of this Lease or the intent of any provision thereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their representatives, heirs, successors and assigns, may require.

      27.3 INCORPORATION OF EXHIBITS AND ADDENDA: Exhibits 1, 2, 3, and 4 and the Addenda hereto annexed (if any) and initialled by the parties hereto are expressly made a part of this Lease.

      27.4 GOVERNING LAW: This Lease is made pursuant to, and shall be governed by and construed in accordance with, the laws of the Commonwealth of Massachusetts.

      27.5 NONRECOURSE: Neither the trustee of the LESSOR Trust nor any of the beneficiaries thereof, or their respective heirs, successors, or assigns shall be personally liable for the performance or observance of any covenant or condition herein contained, or for the payment of any claim or judgement under this Lease, and no recourse shall be had against any such person for such performance, observance, or payment. LESSEE agrees to look solely to the equity of the LESSOR in the Building for the satisfaction of any LESSEE'S claims under this Lease.


      IN WITNESS WHEREOF, the parties hereto have executed this Indenture of Lease in duplicate original as a sealed instrument on the day and year first above set forth.

ATTEST                                 LESSOR:
                                       WALPOLE PARK SOUTH (II) TRUST
                                       By:


[illegible]                            /s/ Donnell W. Murphy
------------------------------         ------------------------------
                                       DONNELL W. MURPHY
Witness                                Trustee as aforesaid




                                       LESSEE:
                                       NGS ASSOCIATES, INC.
                                       By:



[illegible]                            /s/ Nicholas G. Sanuote
------------------------------         ------------------------------
Secretary                              Its President
                                       Hereunto Duly Authorized

                                    EXHIBIT 1

                                PLAN OF PREMISES

                                    EXHIBIT 2

                                 REFERENCE DATA


DATE OF EXECUTION OF LEASE: December 21, 1989

LESSEE        NGS ASSOCIATES, INC.

ARTICLE 1

PREMISES:     Tenant space 2B in the Premises numbered as 24 Walpole Park South,
Walpole, MA, substantially as shown upon plan hereto annexed as Exhibit 1.

ARTICLE 2

      (a) TERM COMMENCEMENT DATE: March 1, 1990

      (b) TERMINATION DATE: February 28, 1995

ARTICLE 4

USE OF PREMISES: For warehousing and sale of LESSEE'S products, and any other lawful use, and offices incidental thereto. No retail sales shall be permitted to be conducted from the Premises.

ARTICLE 5

RENT: Rent shall be paid at the times and in the amounts as set forth in Schedule A to this Exhibit 2. As set forth in Exhibit 2, payment of rent shall commence on the first day of the fourth month next following the Term Commencement Date. Notwithstanding the foregoing, the LESSEE shall, as of the Term Commencement Date, be liable for its periodic payment of LESSEE'S Proportionate Share of Taxes and LESSEE'S Proportionate Share of Operating Costs, as provided in this Lease.

ARTICLE 7

PARKING SPACES ALLOCATED TO LESSEE: Nine (9) Spaces

ARTICLE 8

      (a) RENTABLE AREA: 5,021 (+)/(-) square feet

      (b) BUILDING RENTABLE AREA: 95,567 (+)/(-) square feet

      (c) LESSEE'S PROPORTIONATE SHARE: 5.3%

ARTICLE 23

      ADDRESSES OF PARTIES:

      to LESSOR:

           Walpole Park South (II) Trust
           147 Morgan Drive
           Norwood, MA 02062

      to LESSEE (prior to occupancy of Premises)

           110 Shawmut Road
           Canton, MA 02021

     (after occupancy of Premises)

           24 Walpole Park South
           Walpole, MA 02081

                                    EXHIBIT 2
                                   SCHEDULE A

                                  RENT SCHEDULE

               DUE DATE               RENTABLE SF        RENTAL RATE      PAYMENT
March             1, 1990              5,021 sf            $    /sf          $

April             1, 1990              5,021 sf            $    /sf          $

May               1, 1990              5,021 sf            $    /sf          $

June              1, 1990              5,021 sf            $6.50/sf          $2,720

July              1, 1990              5,021 sf            $6.50/sf          $2,720

August            1, 1990              5,021 sf            $6.50/sf          $2,720

September         1, 1990              5,021 sf            $6.50/sf          $2,720

October           1, 1990              5,021 sf            $6.50/sf          $2,720

November          1, 1990              5,021 sf            $6.50/sf          $2,720

December          1, 1990              5,021 sf            $6.50/sf          $2,720

January           1, 1991              5,021 sf            $6.50/sf          $2,720

February          1, 1991              5,021               $6.50/sf          $2,720


Effective Rent Yr             1                            $4.88/sf          $2,720

March             1, 1991              5,021 sf            $6.50/sf          $2,720

April             1, 1991              5,021 sf            $6.50/sf          $2,720

May               1, 1991              5,021 sf            $6.50/sf          $2,720

June              1, 1991              5,021 sf            $6.50/sf          $2,720

July              1, 1991              5,021 sf            $6.50/sf          $2,720

August            1, 1991              5,021 sf            $6.50/sf          $2,720

September         1, 1991              5,021 sf            $6.50/sf          $2,720

October           1, 1991              5,021 sf            $6.50/sf          $2,720

November          1, 1991              5,021 sf            $6.50/sf          $2,720

December          1, 1991              5,021 sf            $6.50/sf          $2,720

January           1, 1992              5,021 sf            $6.50/sf          $2,720

February          1, 1992              5,021 sf            $6.50/sf          $2,720

Effective Rent Yr             2                            $6.50/sf          $2,720

               DUE DATE               RENTABLE SF        RENTAL RATE      PAYMENT
March             1, 1992              5,021 sf            $6.50/sf          $2,720

April             1, 1992              5,021 sf            $6.50/sf          $2,720

May               1, 1992              5,021 sf            $6.50/sf          $2,720

June              1, 1992              5,021 sf            $6.50/sf          $2,720

July              1, 1992              5,021 sf            $6.50/sf          $2,720

August            1, 1992              5,021 sf            $6.50/sf          $2,720

September         1, 1992              5,021 sf            $6.50/sf          $2,720

October           1, 1992              5,021 sf            $6.50/sf          $2,720

November          1, 1992              5,021 sf            $6.50/sf          $2,720

December          1, 1992              5,021 sf            $6.50/sf          $2,720

January           1, 1993              5,021 sf            $6.50/sf          $2,720

February          1, 1993              5,021 sf            $6.50/sf          $2,720

Effective Rent Yr            3                             $6.50/sf          $2,720

March             1, 1993              5,021 sf            $6.50/sf          $2,720

April             1, 1993              5,021 sf            $6.50/sf          $2,720

May               1, 1993              5,021 sf            $6.50/sf          $2,720

June              1, 1993              5,021 sf            $6.50/sf          $2,720

July              1, 1993              5,021 sf            $6.50/sf          $2,720

August            1, 1993              5,021 sf            $6.50/sf          $2,720

September         1, 1993              5,021 sf            $6.50/sf          $2,720

October           1, 1993              5,021 sf            $6.50/sf          $2,720

November          1, 1993              5,021 sf            $6.50/sf          $2,720

December          1, 1993              5,021 sf            $6.50/sf          $2,720

January           1, 1994              5,021 sf            $6.50/sf          $2,720

February          1, 1994              5,021 sf            $6.50/sf          $2,720

Effective Rent Yr            4                             $6.50/sf          $2,720

March              1, 1994             5,021 sf            $6.50/sf          $2,720

April              1, 1994             5,021 sf            $6.50/sf          $2,720

May                1, 1994             5,021 sf            $6.50/sf          $2,720

               DUE DATE               RENTABLE SF        RENTAL RATE      PAYMENT
June               1, 1994             5,021 sf           $6.50/sf           $2,720

July               1, 1994             5,021 sf           $6.50/sf           $2,720

August             1, 1994             5,021 sf           $6.50/sf           $2,720

September          1, 1994             5,021 sf           $6.50/sf           $2,720

October            1, 1994             5,021 sf           $6.50/sf           $2,720

November           1, 1994             5,021 sf           $6.50/sf           $2,720

December           1, 1994             5,021 sf           $6.50/sf           $2,720

January            1, 1995             5,021 sf           $6.50/sf           $2,720

February           1, 1995             5,021 sf           $6.50/sf           $2,720

Effective Rent Yr            5                            $6.50/sf           $2,720

EFFECTIVE RENT:    5.00  YEAR LEASE                       $6.18/sf           $2,584

A)

                                    EXHIBIT 3

                             BUILDING STANDARD WORK

NOTES       1.    This "Scope of Work" is intended to outline the improvements to accommodate the Lessee's tenancy within the "Tenant Space".

            2.    Unless otherwise noted the following items are not included:

                  A) The floor, walls, superstructure, roof and mechanical systems do not include any provisions for Lessee's machinery, equipment or the installation of same.

                  B)    Security, Public Address, or Telephone Systems.

                  C)    Computer Power or Data Wiring.

            3. Note the attached "Schedule (A)" for "Lessee's Quantities" included within the "Scope of Work".

            4. The Lessor or his nominee agree to perform the items noted within the "Scope of Work" substantially in accordance with the following information and for the "Rent" noted in Section
                  (I).


HEIGHT                                  Overall:21' - 4"   Maximum:  top of concrete
                                                           floor to top of  Steel.



                    Office              Clear: 9' - 0"     Minimum:  top of concrete
                                                           floor to  underside of Acoustical
                                                           Ceiling.


                    Warehouse           Clear: 18' - 0"    Minimum:  top of concrete
                                                           floor to  underside of Steel



TENANT              Office              Office  Toilet     (Mens Office Toilet)
 SPACE                                  Office Toilet      (Womens Office Toilet)
                                        Lunch
                                        Private Offices
                                        Conference Room
                                        Lab
                                        Reception

                                        The balance of the area is open office

                    Warehouse           The balance of the area is open warehouse.


                                        Standard Tenant Improvements



CONCRETE etc.                           111.    4" non structural concrete floor
                                                on grade.


                                        111.a.  3000 psi concrete.


                                        111.b.  6"x6"/#10/#10 welded wire mesh
                                                reinforcing.


                                        111.c   Control joints designed to reduce
                                                cracking.


                    Rear Entrance       120.    Precast concrete stairs and rail.


GLASS etc.          Front               306.    Exterior front windows, door and
                    Entrance                    sidelight.

METAL STUD
WALLS               Office              355.a.  Face Wall     (Interior)

                                                One layer of 1/2" gypsum board
                                                applied to the inside face of
                                                the front exterior wall, taped
                                                and sanded to the ceiling plus
                                                6".

                    Warehouse           355.b.  Face Wall     (Interior)

                                                One layer of 1/2" gypsum board
                                                applied to the inside face of
                                                the front exterior wall, taped
                                                and sanded to the underside of
                                                steel.

                    Office              360.a.  Demising (Office/Warehouse) (   Rated)
                                                Wall

                    Warehouse           360.b.  Demising  (Tenant)          (   Rated)
                                                Wall

                                                Framing 16" o.c., sound
                                                dampening insulation, two layers
                                                per face of 5/8" firecode gypsum
                                                board, taped and sanded to the
                                                underside of the metal deck.

                    Office             364.a.   Standard  (Bathrooms)(Non Rated)
                                                Wall

                                                Framing 16" o.c. to the
                                                underside of the metal deck or
                                                barjoint, one layer per face of
                                                1/2" gypsum board, taped and
                                                sanded to the underside of the
                                                ceiling plus 6".

DOORS and
FRAMES etc.         Rear Entrance       373.a.  Metal Door         (Non Rated)

                                                Pressed metal frame, hollow
                                                metal door, 1 1/2 pair of butts,
                                                lock set, closer, threshold and
                                                weather-stripping.

                                        373.c   Metal Door        (Rated)

                                                Pressed metal frame, hollow
                                                metal door, 1 1/2 pair of butts,
                                                lock set, and closer.

                                        373.e.  Hardboard         (Rated)
                                                Door

                                                Pressed metal frame, hardboard
                                                door, 1 1/2 pair of butts, pass
                                                set, & bumper.

FINISHES            Office              401.    Ceiling:  White painted aluminum
                                                          grid, 2' x 4'
                                                          acoustical tiles.

                                        404.    Doors:    Painted.

                    Office Toilet       406.    Floors:   Vinyl Composite Tile.

                    Kitchen &
                    Lab

                    Office              408.    Floors:   Carpet
                                                          ( )   Glued directly
                                                          to the floor.

                                                          ( )   Allow $12.00
                                                          per s.y. installed
                                                          with tax for selection
                                                          made from options
                                                          provided by Lessor.

                    Warehouse           409.    Floors:   Concrete Sealer.

                    Office              410.    Walls:    Two coats of flat
                                                          latex wall paint.

                    Office              413.    Base:     4" vinyl cove base.


                    Toilets             415.    Toilet paper holder, paper towel
                                                & soap dispensers, and mirrors.

                    Office Toilet       416.    Vanity cabinets and counters.

                    Office              418.    Louvre drapes for each
                                                exterior window.

PLUMBING            Office Toilet       500.a.  Men:      Water closet, vanity
                                                          sink & faucet.

                    Office Toilet       500.b.  Women:    Water closet, vanity
                                                          sink & faucet.

ELECTRIC                                552.    Service:  200 amp 120/208 volt
                                                          panel board, located
                                                          at  column line C,
                                                          with circuit breakers
                                                          and  electric meter.

                    Office              557.a.  Lights:   Lighting level of 75
                                                          fc using 2 x 4, 4 tube
                                                          recessed fluorescent
                                                          fixture.

                    Warehouse           557.c.  Lights:  Lighting level of 35 fc
                                                         using 8', 2 tube strip
                                                         fluorescent fixture.

                                        557.g.  Lights:  Emergency lights and
                                                         battery pack.

                                        557.h.  Lights:  Exit signs.

                    Office              559.a.  Switches: Single pole wall
                                                          switch & plate. Direct
                                                          from panel board.

                    Warehouse                             Direct from panel board.

                    Office              559.d.  Outlets: 110 volt duplex wall outlet.

                                        560.a.  Fire alarm horns and lights.

                                        560.b.  Fire alarm pull stations.

FIRE SPRINKLER                          600.a.  Group 2 standard hazard calculated
                                                wet system having one head per 120
                                                s.f. of floor area.

                    Office              603.    Drops with Heads

                    Warehouse           604.    Heads

HEATING and
COOLING             Office              650.a.  Heating and Cooling System
                                                1. Gas heat and electric cooled roof top unit.
                                                2. One thermostat per roof top unit.
                                                3. Air distributed via a ducted system
                                                   from the roof top unit and returned
                                                   via the ceiling space plenum.
                                                4. The system will maintain a:
                                                   Heating temperature of 68 degrees when the
                                                   outside temperature is 0 degrees.
                                                   Cooling temperature is 90 degrees or a 15 degree
                                                   differential between the inside & outside
                                                   temperature.

                    Warehouse           650.b.  Heating System
                                                1. Gas fired suspended unit heaters.
                                                2. One thermostat per each heater
                                                3. Air distributed directly from unit heaters.
                                                4. The system will maintain a:
                                                   Heating temperature of 55 degrees when the
                                                   outside temperature is 0 degrees.

MISCELLANEOUS                           702.a.  Overhead door, 8'- 0" X 8' - 0".

                                        702.b.  Dock seal and rubber dock bumpers.

GENERAL                                  1158.  Exterior sign with Lessee's name
CONDITIONS                                      installed over the front and rear
                                                entrances.

                       1428.       Architectural service; one design & revision.


                        ================================
                        Non Standard Tenant Improvements
                        ================================


ROOF                       250.a. Cut & patch for roof top units

GLASS & GLAZ   Reception   300.   Slider with louver drapes.

PLUMBING       Kitchen     500.   Kitchen sink, faucer and disposal.

                           500.   Water connected for coffee maker.

ELECTRIC                   555.   Power wire roof top unit.

MISCELLANEOUS
                           700.   Labor & material for adds to "Scope
                                  of Work".

                           711.   Kitchen cabinets and counters.

ENCLOSURES                        Title Page
                                  Section (I) Summation
                                  Section (II) Scope of Work
                                  Schedule (A) Lessee's Quantities
                                  Schedule (B) Rent Schedule
                                  Key Plan Of Premises
                                  Lessee's Floor Plan

------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL TO LEASE
  SCOPE OF WORK                                                                                                         LESSEE
SCHEDULE (A) PAGE (1)                                                                                                  QUANTITY
------------------------------------------------------------------------------------------------------------------------------------
Walpole Park South II Trust                                                              OFFICE: Rentable Area         2,500 sf
N.G.S. Associates, Inc.                                                               ------------------------              50%
      Tenant Space Number: WPS2-2B                           STANDARD                 ------------------------         --------
      Proposal Number: WPS2-03NGSASS.(2)                   IMPROVEMENTS               WAREHOUSE: Rentable Area         2,521 sf
         Tenant Number: WPS2-(N/A)                                                    ------------------------              50%
         November 21, 1989                                                            ------------------------         --------
                                                                                          TOTAL: Rentable Area         5,021 sf
------------------------------------------------------------------------------------------------------------------------------------
111    CONCRETE etc               Floors               On Grade                                                        5,021 sf
120 a)                            Stairs               Pre Case Stair & Rail                    Rear Entrance              1 ea
------------------------------------------------------------------------------------------------------------------------------------
306    GLASS etc                  Door & Windows                                                Front Entrance             1 ea
------------------------------------------------------------------------------------------------------------------------------------
355    a)  METAL STUD WALLS       Face Wall            Interior                                                           40 lf
355    b)                         Face Wall            Interior                                                            0 lf
360    a)                         Demising Wall        Office/Ware                                       Rated            40 if
360    b)                         Demising Wall        Tenant                                            Rated           250 lf
364    a)                         Standard Wall                                                      Non Rated           192 lf
------------------------------------------------------------------------------------------------------------------------------------
373    a)  DOORS & FRAMES etc     Metal Door                                    Non Rated       Rear Entrance              1 ea
373    c)                         Metal Door                                        Rated       Interior                   1 ea
373    e)                         Hardboard Door                                Non Rated       Interior                   8 ea
------------------------------------------------------------------------------------------------------------------------------------
401        FINISHES               Ceilings             Acoustical 2 x 6 Tile                                           2,500 sf
404                               Doors                Paint                                                              10 ea
406                               Floor                Vinyl Composite Tile                                            1,160 sf
408                               Floor                Carpet                                                            164 sy
410                               Walls                Paint                    Office Walls                           6,159 sf
413                               Base                 Vinyl Cove               Office Walls                             628 lf
515                               Accessories                                                                              2 ea
416                               Vanities             Lavanette                                                           2 ea
418                               Windows              Louvre Drapes                                                       3 ea
------------------------------------------------------------------------------------------------------------------------------------
500        PLUMBING               Toilet Rooms         Plumbing Fixtures                                                   4 ea
------------------------------------------------------------------------------------------------------------------------------------
552        ELECTRIC               Service & Meters                                                                         1 ea
557    a)                         Light Fixtures       2' x 4' Recessed                                                   35 ea
557    b)                         Light Fixtures       8' Strips                                                           6 ea
557    c)                         Light Fixtures       Emergency                Lights                                     3 ea
557    d)                         Light Fixtures                                Battery Packs                              1 ea
557    e)                         Light Fixtures       Exit Signs                                                          3 ea
559    a)                         Switches             Single Pole              Wall Mounted Switch                       16 ea
559    b)                         Outlets              110 Volt                 Wall Mounted Duplex Outlet                38 ea
560    a)                         Fire Alarm           Horn & Lights                                                       1 ea
560    b)                         Fire Alarm           Full Stations                                                       2 ea
------------------------------------------------------------------------------------------------------------------------------------
603        FIRE SPRINKLER         Drops With Heads     Dropped Ceiling Area                                               25 ea
604                                          Heads     Exposed Ceiling Area                                               38 ea
------------------------------------------------------------------------------------------------------------------------------------
650    a)  HEATING & COOLING      Heating & Cooling    Roof Top Units                                                  2,500 sf
650    b)                         Heating              Unit Heaters                                                    4,521 sf
------------------------------------------------------------------------------------------------------------------------------------
702        MISCELLANEOUS          Overhead Doors       Seals                    Rubber Bumpers                             1 ea
------------------------------------------------------------------------------------------------------------------------------------
1158       GENERAL                Signs                Tenant Neat              Exterior                Front & Rear       1 pr
           CONDITIONS
------------------------------------------------------------------------------------------------------------------------------------
250        ROOF                   Cut & Patch          Roof Top Units                                                      1 ea
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
300       GLASS & GLAZING         Reception            Slider W/ Louver Blinds                                            12 sf
------------------------------------------------------------------------------------------------------------------------------------
500 a)    PLUMBING                Kitchen              Kitchen Sink, Disposal & Faucet                                     1 ea
500 b)                            Kitchen              Water Connection for Coffee Maker                                   1 ea
------------------------------------------------------------------------------------------------------------------------------------
555       ELECTRIC                Power Wire           Roof Top Unit                                                       1 ea
------------------------------------------------------------------------------------------------------------------------------------
700 a)    MISCELLANEOUS           Labor & Material     For Additional Tenant Improvements                              5,021 sf
711                               Kitchen              Cabinets & Counters                                                 6 lf
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT 4

                               SIGN SPECIFICATIONS


         This sign specification is written to create and maintain standards of uniformity for all businesses in Walpole Park South (II). Tenants must conform with these specifications, and any variations must be approved of by the Landlord.

         A. BUILDING SIGNS - One (1) non-illuminated 4'0" X 5'0" will be allowed for each tenant for identification purposes. The sign shall be manufactured with a 1 1/2" X 2 1/2" extruded aluminum retainer forming frame around changeable .063 aluminum face. Face and frame will be rust to match trim on building. All lettering must be Rockwell Bold. The sign shall be mounted and centered over entrance door.

              One (1) non-illuminated 1' 6" X 4' 0" will be allowed for tenant identification above the loading dock doors in the rear of the Building. The sign will be manufactured of 0.40 aluminum with a 1" aluminum tube frame. Face will be rust background with white copy. All lettering must be Rockwell Bold.

         B. WINDOW SIGNS - Nothing is to appear in/or on the windows without the LESSOR's approval before installation.

              OTHER SIGNS - No other signs, temporary or permanent, are allowed without written approval of the LESSOR.

                                     ADDENDA


         28.  LESSEE'S OPTION TO EXTEND LEASE TERM

              28.1 OPTION GRANTED: At the expiration of the initial term of this Lease, and if this Lease shall then be in full force and effect, and the LESSEE shall have fully performed or observed all of the terms, covenants, and conditions on its part to be performed or observed hereunder, the LESSEE shall have the option to extend the term of the Lease, upon the same terms, covenants and conditions, (except for rent as hereinbelow referred to as "EXTENDED TERM"). The option herein granted shall be exercised by the LESSEE by giving written notice to the LESSOR, not less than three (3) months and no more than six (6) months prior to the expiration of the initial Lease Term.

              28.2 RENT DURING EXTENDED TERM: The Yearly Rent payable by the LESSEE during the Extended Term shall be the greater of the following:
         (1) the rate per annum payable at the end of the initial Lease term; or, (2) a sum equal to what would be considered as the fair market rental for the Premises, based upon the use of the same as first class office and warehouse space located in the rental community between Route 1 and Route 128 as of the date of commencement of the Extended Term, under similar terms and conditions as contained in this Lease, but requiring no investment by LESSOR for improvements, renovations, repairs, etc. (hereinafter referred to as "MARKET RENT"). If the parties cannot agree as to the Market Rent, the Market Rent shall be determined by two (2) appraisers who are members of the American Institute of Real Estate Appraisers to be appointed and paid for by each of the parties. If such appraisers cannot agree on the Market Rent, they shall together promptly select a third appraiser who shall also be a member of the American Institute of Real Estate Appraisers and whose fee shall be shared by each of the parties hereto. A written determination as to the Market Rent signed by any two (2) of the appraisers so chosen shall be final and binding on the parties hereto. The Yearly Rent payable by the LESSEE during the Extended Term shall be paid in addition thereto, the LESSEE shall pay all other charges, such as, but not limited to, Taxes and Operating Costs as set forth in this Lease.

                                    EXHIBIT 2

                                 REFERENCE DATA


         DATE OF EXECUTION OF LEASE:  December 21, 1989

         DATE OF EXECUTION OF THIS FIRST AMENDMENT:  March   , 1994

         LESSEE:  NGS DIVISION/MKS INSTRUMENTS, INC.,

         ARTICLE 1 DESCRIPTION OF DEMISED PREMISES

              (a) Initial Premises: 5,021+ square feet of space ("INITIAL SPACE") consisting of 2,500+/- of office space and 2,521+/- of warehouse space located in the building numbered 24 Walpole Park South, Walpole, Massachusetts, as shown on the space plan hereto annexed as Exhibit 1, outlined in yellow, and being identified thereon as "Initial Space A".

              (b) Additional Space: "B" Commencing on May 1, 1992 the LESSEE shall take and lease from the LESSOR an additional 5,021+/- square feet of space ("ADDITIONAL SPACE") consisting of 500+/- square feet of office space and 4,521+/- of warehouse space located contiguous to the Initial Space, as shown on the space plan hereto annexed as Exhibit 1, outlined in yellow, and being identified thereon as "Additional Space B".

              (b) Additional Space: "C" Commencing on March 1, 1994 the LESSEE shall take and lease from the LESSOR an additional 10,042+/- square feet of space ("ADDITIONAL SPACE") consisting of 1,250+/- square feet of office space and 8,792+/- of warehouse space located contiguous to the Initial Space, as shown on the space plan hereto annexed as Exhibit 1, outlined in yellow, and being identified thereon as "Additional Space C".

         ARTICLE 2

              2.1 TERM COMMENCEMENT DATE: as to the Initial Space "A" March 1, 1990

                   TERM COMMENCEMENT DATE: as to the Additional Space "B" May 1, 1992

                   TERM COMMENCEMENT DATE: as to the Additional Space "C" March 1, 1994

         2.2      TERMINATION DATE: March 31, 1997

to the same Exhibit 3A as annexed hereto, such Exhibit 3A being applicable to the Additional Space (as defined in said Exhibit 2).

         Except as above provided, The Lease shall be otherwise deemed to be unamended and unmodified.

         IN WITNESS WHEREOF, the parties have hereto executed this FIRST AMENDED in duplicate original as a sealed instrument on this 15th day of March 1994.


                                          LESSOR:

/s/ Janie A. Young                        /s/ Donnell W. Murphy
--------------------------------          ------------------------------
WITNESS                                   DONNELL W. MURPHY
                                          Trustee as aforesaid



ATTEST:                                   LESSEE:
                                          NGS DIVISION/MKS INSTRUMENTS, INC.
                                          BY:

/s/ Janet Giddings                        /s/ Robert F. O'Brien
--------------------------------          ------------------------------
SECRETARY/CLERK                           ITS TREASURER
                                          hereunto duly authorized

EXHIBIT:2             SCHEDULE:A          WALPOLE PARK SOUTH II TRUST
--------------------------------------------------------------------------------

DATE: 03/15/94      TENANT : NGS DIVISION/MKS INSTRUMENTS, INC.
================================================================================

                                                                 RENT PAYMENT SCHEDULE
                                                             -------------------------------
                                   RENTABLE                  RENTABLE                RENTAL                     RENTAL
DUE DATE                            SQ. FT.                  SQ. FT.                  RATE                      PAYMENT
--------------------    -------------------------------      -------------------------------------------------------------
                        Space A     Space B     Space C                   Space A     Space B     Space C
-------------------     -------     -------     -------      ------       --------    --------    --------    ------------
January 1, 1994         5,021       5,021       10,042       20,084       $   0.00    $   0.00    $   0.00    $       0.00
February 1, 1994        5,021       5,021       10,042       20,084       $   0.00    $   0.00    $   0.00    $       0.00
March 1, 1994           5,021       5,021       10,042       20,084       $   0.00    $   0.00    $   0.00    $       0.00
April 1, 1994           5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
May 1 1994              5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
June 1, 1994            5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
July 1, 1994            5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
August 1, 1994          5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
September 1, 1994       5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
October 1, 1994         5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
November 1, 1994        5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
December 1, 1994        5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
--------------------------------------------------------------------------------------------------------------------------
CALENDAR YEAR 1
--------------------------------------------------------------------------------------------------------------------------
January 1, 1995         5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
February 1, 1995        5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
March 1, 1995           5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
April 1, 1995           5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
May 1, 1995             5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
June 1, 1995            5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
July 1, 1995            5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
August 1, 1995          5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
September 1, 1995       5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
October 1, 1995         5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
November 1, 1995        5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
December 1, 1995        5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
--------------------------------------------------------------------------------------------------------------------------
CALENDAR YEAR 2
--------------------------------------------------------------------------------------------------------------------------
January 1, 1996         5,021       5,021       10,042       20,084       $   8.00    $   8.00    $   8.00    $   8,368.33
February 1, 1996        5,021       5,021       10,042       20,084       $   8.00    $   8.00    $   8.00    $   8,368.33
March 1, 1996           5,021       5,021       10,042       20,084       $   8.00    $   8.00    $   8.00    $   8,368.33

                                                                 RENT PAYMENT SCHEDULE
                                                             -------------------------------
                                   RENTABLE                  RENTABLE                RENTAL                     RENTAL
DUE DATE                            SQ. FT.                  SQ. FT.                  RATE                      PAYMENT
--------------------    -------------------------------      -------------------------------------------------------------
                        Space A     Space B     Space C                   Space A     Space B     Space C
-------------------     -------     -------     -------      ------       --------    --------    --------    ------------
April 1, 1996           5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
May 1, 1996             5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
June 1, 1996            5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
July 1, 1996            5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
August 1, 1996          5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
September 1, 1996       5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
October 1, 1996         5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
November 1, 1996        5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
December 1, 1996        5,021       5,021       10,042       20,084       $   5.00    $   5.00    $   5.00    $   8,368.33
--------------------------------------------------------------------------------------------------------------------------
CALENDAR YEAR 3
--------------------------------------------------------------------------------------------------------------------------
January 1, 1997         5,021       5,021       10,042       20,084       $   8.00    $   5.00    $   5.00    $   8,368.33
February 1, 1997        5,021       5,021       10,042       20,084       $   8.00    $   5.00    $   5.00    $   8,368.33
March 1, 1997           5,021       5,021       10,042       20,084       $   8.00    $   5.00    $   5.00    $   8,368.33
April 1, 1997               0           0            0            0       $   0.00    $   0.00    $   0.00    $       0.00
May 1, 1997                 0           0            0            0       $   0.00    $   0.00    $   0.00    $       0.00
June 1, 1997                0           0            0            0       $   0.00    $   0.00    $   0.00    $       0.00
July 1, 1997                0           0            0            0       $   0.00    $   0.00    $   0.00    $       0.00
August 1, 1997              0           0            0            0       $   0.00    $   0.00    $   0.00    $       0.00
September 1, 1997           0           0            0            0       $   0.00    $   0.00    $   0.00    $       0.00
October 1, 1997             0           0            0            0       $   0.00    $   0.00    $   0.00    $       0.00
November 1, 1997            0           0            0            0       $   0.00    $   0.00    $   0.00    $       0.00
December 1, 1997            0           0            0            0       $   0.00    $   0.00    $   0.00    $       0.00
--------------------------------------------------------------------------------------------------------------------------
CALENDAR YEAR 4

                                 FIRST AMENDMENT

         This is the FIRST AMENDMENT made to a certain Indenture of Lease ("THE LEASE") made by and between Donnell W. Murphy, Trustee of Walpole Park South
(II) Trust ("LESSOR"), as landlord; and NGS Division/MKS Instruments, Inc., a Massachusetts corporation ("THE LESSEE"), as tenant dated December 21, 1989. The Lease concerns certain premises leased by the LESSEE from the LESSOR at 24 Walpole Park South Drive, Walpole, MA.

         In consideration hereof, the LESSOR and the LESSEE do hereby modify The Lease as follows:

         29. EXHIBIT 1 ("Plan of Premises") as annexed to The Lease is stricken and there is substituted in place thereof Exhibit 1 as annexed hereto.

         30. EXHIBIT 2 ("Reference Data") as annexed to The Lease is stricken and there is substituted in place thereof Exhibit 2 as annexed hereto.

         31. EXHIBIT 3 ("Building Standard Work") as annexed to The Lease is amended by identifying the same as being applicable to the Initial Space (as defined in Exhibit 2 hereto annexed); and further by adding to the same Exhibit 3A as annexed hereto, such
               Exhibit 3A being applicable to the Additional Space (as defined in said Exhibit 2).

               Except as above provided, The Lease shall be otherwise deemed to be unamended and unmodified.

         IN WITNESS WHEREOF, the parties have hereto executed this FIRST AMENDMENT in duplicate original as a sealed instrument on this 19th day of November, 1993.



                                              LESSOR:


/s/ Gary Kybell                               /s/ Donnell W. Murphy
-----------------------------------           ---------------------------------
WITNESS                                       DONNELL W. MURPHY
                                              Trustee as aforesaid

ATTEST:                                       LESSEE:
                                              NGS DIVISION/MKS INSTRUMENTS, INC.
                                              BY:


/s/ Janet C. Giddings                         /s/ Robert F. O'Brien
-----------------------------------           ---------------------------------
WITNESS                                       Its Treasurer
                                              hereunto duly authorized

EXHIBIT:2A     SCHEDULE:B
--------------------------------------------------------------------------------

DATE: 10/15/93      TENANT : NGS DIVISION/MKS INSTRUMENTS, INC.
================================================================================

                                                                      RENT PAYMENT    SCHEDULE                                RENTAL
                                         RENTABLE                       RENTABLE       RENTAL                                 PAY-
DUE DATE                                  SQ. FT.                       SQ. FT.         RATE                                  MENT
----------------------     ---------------------------------------      ------------------------------------------------------------
                           Space A        Space B        Space C                       Space A    Space B     Space C
----------------------     --------       --------       ---------      --------       -------    -------     -------     --------
January 1, 1993            5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
February 1, 1993           5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
March 1, 1993              5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
April 1, 1993              5,021,00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
May 1 1993                 5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
June 1, 1993               5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
July 1, 1993               5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
August 1, 1993             5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
September 1, 1993          5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
October 1, 1993            5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
November 1, 1993           5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
December 1, 1993           5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
CALENDAR YEAR 1
----------------------------------------------------------------------------------------------------------------------------------
January 1, 1994            5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
February 1, 1994           5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
March 1, 1994              5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
April 1, 1994              5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
May 1, 1994                5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
June 1, 1994               5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
July 1, 1994               5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
August 1, 1994             5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
September 1, 1994          5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
October 1, 1994            5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
November 1, 1994           5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
December 1, 1994           5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
----------------------------------------------------------------------------------------------------------------------------------
CALENDAR YEAR 2
----------------------------------------------------------------------------------------------------------------------------------
January 1, 1995            5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64
February 1, 1995           5,021.00       5,021.00       10,042.00      20,084.00        6.50       5.58       5.00       9,238.64

                                                                      RENT PAYMENT    SCHEDULE                                RENTAL
                                         RENTABLE                      RENTABLE        RENTAL                                 PAY-
DUE DATE                                  SQ. FT.                       SQ. FT.         RATE                                  MENT
----------------------     ---------------------------------------      ------------------------------------------------------------
                           Space A        Space B        Space C                       Space A    Space B     Space C
----------------------     --------       --------       ---------      --------       -------    -------     -------     --------
March 1, 1995              5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       5.00           0.00
April 1, 1995              5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
May 1, 1995                5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
June 1, 1995               5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
July 1, 1995               5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
August 1, 1995             5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
September 1, 1995          5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
October 1, 1995            5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
November 1, 1995           5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
December 1, 1995           5,021.00       5,021.00       10,042.00      20,084.00        0.00       0.00       0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
CALENDAR YEAR 3

                                    EXHIBIT 2

                                 REFERENCE DATA

DATE OF EXECUTION OF LEASE: December 21, 1989

DATE OF EXECUTION OF THIS FIRST AMENDMENT: October , 1993

LESSEE: NGS DIVISION/MKS INSTRUMENTS, INC.,

ARTICLE 1 DESCRIPTION OF DEMISED PREMISES

         (a) Initial Premises: 5,021 (+/-) square feet of space ("INITIAL SPACE") consisting of 2,500 (+/-) of office space and 2,521 (+/-) of warehouse space located in the building numbered 24 Walpole Park South, Walpole, Massachusetts, as shown on the space plan hereto annexed as Exhibit 1, outlined in yellow, and being identified thereon as "Initial Space A".

         (b) Additional Space: "B" Commencing on May 1, 1992 the LESSEE shall take and lease from the LESSOR an additional 5,021 (+/-) square feet of space ("ADDITIONAL SPACE") consisting of 500 (+/-) square feet of office space and 4,521 (+/-) of warehouse space located contiguous to the Initial Space, as shown on the space plan hereto annexed as Exhibit 1, outlined in yellow, and being identified thereon as "Additional Space B".

         (b) Additional Space: "C" Commencing on March 1, 1994 the LESSEE shall take and lease from the LESSOR an additional 10,042 (+/-) square feet of space ("ADDITIONAL SPACE") consisting of 1,250 (+/-) square feet of office space and 8,792 (+/-) of warehouse space located contiguous to the Initial Space, as shown on the space plan hereto annexed as Exhibit 1, outlined in yellow, and being identified thereon as "Additional Space C".

ARTICLE 2

         2.1      TERM COMMENCEMENT DATE: as to the Initial Space "A" March 1,
                  1990

                  TERM COMMENCEMENT DATE: as to the Additional Space "B" May 1, 1992

                  TERM COMMENCEMENT DATE: as to the Additional Space "C" March 1, 1994

         2.2      TERMINATION DATE: February 28, 1995

ARTICLE 4

         USE OF PREMISES: For office and warehousing space of LESSEE'S products, and any other lawful use. No retail sales shall be permitted to be conducted from the premises.

ARTICLE 5 - RENT

         Rent for the Initial Space and the Additional Space shall be paid to LESSOR in accordance with the attached Exhibit 2A-Schedule B

ARTICLE 7 - PARKING SPACES ALLOCATED TO LESSEE:

         Twenty Six (30) spaces

ARTICLE 8.1(a) - RENTABLE AREA

         INITIAL SPACE:  "A"        5,021 + square feet
                                          -

         ADDITIONAL SPACE:  "B"     5,021 + square feet
                                          -

         ADDITIONAL SPACE:  "C"    10,042 + square feet
                                   -------

         TOTAL                     20,084 + square feet
                                          -

         BUILDING RENTABLE AREA:  95,567+ square feet

         LESSEE'S PROPORTIONATE SHARE:

              For Initial Space                        5.25%
              For Initial Space & Additional Spaces   21.00%

ARTICLE 23 - ADDRESSES OF PARTIES:

              LESSOR:   P.O. Box 123
                        7 West Street
                        Walpole, Massachusetts  02081

              LESSEE:   25 Walpole Park South
                        Walpole, Massachusetts 02081

                                   EXHIBIT 3A

                             BUILDING STANDARD WORK
                         APPLICABLE TO ADDITIONAL SPACE

         The interior development to the Additional Space shall be substantially in accordance with the plan/sketch hereto annexed which indicates an approximate 12%/88% office-warehouse use.

                                   EXHIBIT 3A

Walpole Park South II Trust                                     October 15, 199?
MGS/MKS Instruments, Inc.                                       Page 3


                           SECTION (II) SCOPE OF WORK




   NOTES          1.    This "Scope of Work" is intended to outline the
                        improvements to accommodate the Lessee's tenancy within the "Tenant Space".

                  2. Unless otherwise noted the following items are not included:

                        A) The floor, walls, superstructure, roof and mechanical systems do not include any provisions for Lessee's machinery, equipment or the installation of same.

                        B)    Security, Public Address, or Telephone Systems.

                        C)    Computer Power or Data Wiring.

                  3. Note the attached "Schedule (A)" for "Lessee's Quantities" included within the "Scope of Work".

                  4. The Lessor or his nominee agree to perform the items noted within the "Scope of Work" substantially in accordance with the following information and for the "Rent" noted in Section (I).



   HEIGHT                            Overall:  21' - 4" Maximum:  top of
                                               concrete floor to top of Steel.
                 Office              Clear:    9' - 0"   Minimum:  top of
                                               concrete floor to underside of
                                               Acoustical Ceiling.
                 Warehouse           Clear:    18' - 0" Minimum:  top of
                                               concrete floor to underside of
                                               Steel.


   TENANT SPACE  Office         1- 10x10 Private Office

-------------------------------------------------------------------------------
* 7 WEST STREET * WALPOLE, MA * 02081 * (508) 668-1200 * FAX (508) 668-1201 *
-------------------------------------------------------------------------------

Walpole Park South II Trust                                     October 15, 199?
MGS/MKS Instruments, Inc.                                                 Page 4


                                1- 12x13 Private Office
                                1- 10x12 Kitchen Area
                                1- Mens Rooms
                                1- Ladies Room

                  Warehouse     The balance of the area is open warehouse.


                      Standard Tenant Improvements

   CONCRETE etc.                 111.   4" non structural concrete floor on
                                        grade.
                                 111.a  3000 psi concrete.
                                 111.b. 6"x6"/#10/#10 welded wire mesh
                                        reinforcing.
                                 111.c  Control joints designed to reduce
                                        cracking.
                  Rear Entrance  120.   Precast concrete stairs and rail.


   GLASS etc.     Front Entrance 306.   Exterior front windows, door and
                                        sidelight.


   METAL STUD
   WALLS          Office         355.a. Face Wall (Interior)
                                        One layer of 1/2" gypsum board
                                        applied to the inside face of the front
                                        exterior wall, taped and sanded to the
                                        ceiling plus 6".

                  Warehouse      355.b  Face Wall (Interior) One layer
                                        of 1/2" gypsum board applied to the
                                        inside face of the front exterior
                                        wall, taped and sanded to the
                                        underside of steel.

                  Warehouse      360.a  Demising Wall (Ware) (   Rated)

-------------------------------------------------------------------------------
* 7 WEST STREET * WALPOLE, MA * 02081 * (508) 668-1200 * FAX (508) 668-1201 *
-------------------------------------------------------------------------------

Walpole Park South II Trust                                     October 15, 199?
MGS/MKS Instruments, Inc.                                       Page 5




                 Warehouse       360.b.    Demising Wall (Tenant) (Rated)
                                           Framing 16" o.c., sound dampening
                                           insulation, two layers per face
                                           of 5/8" firecode gypsum board,
                                           taped and sanded to the underside
                                           of the metal deck.

                 Office          364.a.    Standard Wall (Bathrooms) (Non
                                           Rated) Framing 16" o.c. to the
                                           underside of the metal deck or
                                           barjoint, one layer per face of 1/2"
                                           gypsum board, taped and sanded to
                                           the underside of the ceiling plus
                                           6".

DOORS and        Rear Entrance   373.a.    Metal Door (Non Rated)
                                           Pressed metal frame, hollow metal
                                           door, 1 1/2 pair of butts, lock set,
                                           closer, threshold and weather-
                                           stripping.
                                 373.c     Metal Door ( Rated) Pressed metal
                                           frame, hollow metal door, 1 1/2 pair
                                           of butts, lock set, and closer.
                                 373.e.    Hardboard Door ( Rated) Pressed
                                           metal frame, hardboard door, 1 1/2
                                           pair of butts, pass set, & bumper.

FINISHES         Office          401.      Ceiling:   White painted aluminum
                                                      grid, 2' x 4' acoustical
                                                      tiles.
                                 404.      Doors:     Painted.
                 Toilets         406.      Floors:    Vinyl Composite Tile.
                 Office          408.      Floors:    Carpet
                                                     ( )  Glued directly to
                                                          the floor.

  *7 WEST STREET * WALPOLE, MA * 02081 * (508) 668-1200 * FAX (508) 668-1201*

Walpole Park South II Trust                                     October 15, 199?
MGS/MKS Instruments, Inc.                                       Page   6


                                               ( )  Allow $11.50 per
                                                    s.y. installed with
                                                    tax for selection
                                                    made from options
                                                    provided by
                                                    Lessor.
                 Warehouse      409.   Floors:   Concrete Sealer.
                                410.   Walls:    Two coats of flat latex
                                                 wall paint.
                                413.   Base:     4" vinyl cove base.
                 Toilets        415.   Toilet paper holder, paper
                                       towel & soap dispensers, and
                                       mirrors.
                 Toilets        416.   Vanity cabinets and counters.
                 Office         418.   Louvre drapes for each exterior
                                       window.

 PLUMBING       Office Toilet   500.a. Men:      Water closet, vanity sink
                                                 & faucet.
                Office Toilet   500.b. Women:    Water closet (1), vanity
                                                 sink (1) & faucet (1), with
                                                 floor drain and hose bib.

 ELECTRIC                       552.   Service:  125 amp 120/208 volt
                                                 panel board, located at
                                                 column line C, with
                                                 circuit breakers and
                                                 electric meter.
                 Office        557.a.  Lights:   Lighting level of 75 fc using
                                                 2 x 4, 4 tube recessed
                                                 fluorescent fixture.
                 Warehouse     557.c.  Lights:   Lighting level of 35 fc using
                                                 8', 2 tube strip fluorescent
                                                 fixture.
                                557.g. Lights:   Emergency lights and
                                                 battery pack.


  *7 WEST STREET * WALPOLE, MA * 02081 * (508) 668-1200 * FAX (508) 668-1201*

Walpole Park South II Trust                                     October 15, 199?
MGS/MKS Instruments, Inc.                                               Page   7


                               557.h.    Lights:    Exit signs.
                Office         559.a.    Switches:  Single pole wall switch &
                                                    plate.
                Warehouse                           Direct from panel board.
                Office         559.d.    Outlets:   110 volt duplex wall
                                                    outlet.
                               560.a.    Fire alarm horns and lights.
                               560.b.    Fire alarm pull stations.
                               560.c.    Fire alarm smoke detectors.

 FIRE
 SPRINKLER                     600.a.    Group 2 standard hazard calculated
                                         wet system having one head per 120
                                         s.f. of floor area.
                Office         603.      Drops with Heads
                Warehouse      604.      Heads


 HEATING and    Office         650.a.    Heating and Cooling System
                                         1.   Gas heat and electric cooled roof
                                              top unit.
                                         2.   One thermostat per roof top unit.
                                         3.   Air distributed via a ducted
                                              system from the roof top unit
                                              and returned via the ceiling
                                              space plenum.
                                         4.   The system will maintain a:
                                              Heating temperature of 68 degrees
                                              when the outside temperature is
                                              0 degrees.  Cooling temperature of
                                              75 degrees when the outside
                                              temperature is 90 degrees or a
                                              15 degree differential between
                                              the inside & outside
                                              temperature.



  *7 WEST STREET * WALPOLE, MA * 02081 * (508) 668-1200 * FAX (508) 668-1201*

Walpole Park South II Trust                                     October 15, 199?
MGS/MKS Instruments, Inc.                                       Page   8


                   Warehouse      650.b.    Heating System
                                            1.   Gas fired suspended unit
                                                 heaters.
                                            2.   One thermostat per each heater
                                            3.   Air distributed directly from
                                                 unit heaters.
                                            4.   The system will maintain a:
                                                 Heating temperature of 55
                                                 degrees when the outside
                                                 temperature is 0 degrees.

MISCELLANEOUS      Warehouse      702.a.    2- Overhead door,
                                               8' - 0" X 8' - 0".
                   Warehouse      702.b.    2- Dock seal and rubber
                                               dock bumpers.


GENERAL
CONDITIONS                        1158.     Exterior sign with Lessee's
                                            name installed over the front
                                            and rear entrances.
                                  1428.     Architectural service; one
                                            design & revision.


                   Non Standard Tenant Improvements

SPRINKLER                         600.      Relocate existing office area
                                            heads, back to exposed ceiling
                                            area.


MISCELLANEOUS                     700.      Labor & material for adds to
                                            "Scope of Work"


  *7 WEST STREET * WALPOLE, MA * 02081 * (508) 668-1200 * FAX (508) 668-1201*

Walpole Park South II Trust                                     October 15, 199?
MGS/MKS Instruments, Inc.                                                 Page 9



         ENCLOSERS                     Title Page
                                       Section (I) Summation
                                       Section (II) Scope of Work
                                       Key Plan of Premises
                                       Lessee's Floor Plan

                                SECOND AMENDMENT


      This is the SECOND AMENDMENT made to a certain Indenture of Lease ("THE LEASE") made by and between Donnell W. Murphy, Trustee of Walpole Park South
(II) Trust ("LESSOR"), as landlord; and NGS Division/MKS Instruments, Inc. a Massachusetts corporation ("THE LESSEE"), as tenant dated December 21, 1989. The Lease concerns certain premises leased by the LESSEE from the LESSOR at 24 Walpole Park South Drive, Walpole, MA 02081.

      In consideration hereof, the LESSOR and the LESSEE do hereby modify The Lease as follows:

      1. EXHIBIT 2 ("Reference Data") Article 2.2 as annexed to The Lease, the data shall be stricken and is substituted in place thereof the following Date:
March 31, 1998.

      2. EXHIBIT 2A ("Rental Payment Schedule") as annexed to The Lease is stricken and there is substituted in place thereof Exhibit 2A as annexed hereto. Except as above provided, The Lease shall be otherwise deemed to be unamended and unmodified.

      IN WITNESS WHEREOF, the parties have hereto executed this SECOND AMENDMENT in duplicate original as a sealed instrument on this day of December 1996.


                                       LESSOR



 /s/ John D. Murphy                    /s/ Donnell W. Murphy (Trustee)
-------------------------------        --------------------------------------
WITNESS                                DONNELL W. MURPHY
                                       Trustee as aforesaid

ATTEST:                                LESSEE:
                                       NGS DIVISION/MKS INSTRUMENTS, INC.
                                       BY:



 /s/ Brian J. Murray                   /s/ Robert F. O'Brien
-------------------------------        -------------------------------------
WITNESS                                Its Treasurer
                                       hereunto duly authorized

This "LEASE AGREEMENT" is written on behalf of NGS Division/MKS Instruments Inc., (TENANT), to lease ADDITIONAL office and warehouse space at the aforementioned location. TENANT agrees to rent the premises, (unit 2A), AS IS, known as Walpole Park South II Trust (LESSOR), and as per the following terms and conditions. Please note the following information is in accordance with the ADDITIONAL lease space ONLY and DOES NOT INCLUDE any terms and conditions of EXISTING Lease Agreement.

                              TERMS AND CONDITIONS



   1) USEABLE OFFICE             square feet:  +/-        500 sf
      USEABLE WAREHOUSE          square feet:  +/-        4,521 sf

      RENTABLE                   square feet:  +/-        5,021 sf

   2) TWO Years and TEN Months (2.83) years  COMMENCEMENT:  May 1, 1992
                                             TERMINATION:  February 28, 1995

   3) MAY 1, 1992 - FEBRUARY 28, 1993 is $ 5.58/rsf, Net, Net, Net MARCH 1, 1993 - FEBRUARY 28, 1994 is $ 5.58/rsf, Net, Net, Net MARCH 1, 1994 - FEBRUARY 28, 1995 is $ 5.58/rsf, Net, Net, Net

   4) The RENTAL PAYMENTS as mentioned above, DO NOT INCLUDE TENANT'S proportionate share, which is 5.30%, of all real estate taxes and operating expenses, ie: exterior maintenance and landscaping, common area lights and water charges, and building liability insurance. The LESSEE is responsible for same as of May 1, 1992.

   5) All rental payments are DUE and PAYABLE ON or BEFORE the FIRST of the MONTH.

   6) LESSEE'S OPTION to EXTEND lease an additional THREE (3) years will be in accordance with the following. Notice of same will be given to LESSOR NOT LATER THAN September 1, 1994.

      MARCH 1, 1995 - FEBRUARY 28, 1996 is $5.00/rsf, Net, Net, Net MARCH 1, 1996 - FEBRUARY 28, 1997 is $5.00/rsf, Net, Net, Net MARCH 1, 1997 - FEBRUARY 28, 1998 is $5.00/rsf, Net, Net, Net

   (*)The Option to Extend lease, term rate is for the EXISTING as well as future rental spaces, both Units 2A-2B.

         7) TENANT will have NINE (9) PARKING SPACES located on site.

         Accepted by the LESSOR:

         WALPOLE PARK SOUTH II TRUST

         DONNELL MURPHY

         /s/ Donnell W. Murphy
         ---------------------------------
                        (Signature)

         PROPERTY MANAGER/TRUSTEE

         April  2, 1992



        Accepted by the TENANT:

        NGS DIVISION/MKS
        INSTRUMENTS INC.


        ---------------------------------
                                  (Name)
        /s/ N. G. Sanuote
        ---------------------------------
                              (Signature)
        President
        ---------------------------------
                                  (Title)

        April 2, 1992

    BUILDING RENOVATIONS ETC.                                                     Lessee         Lessor     Adjustment       FNC
                                                                                 Quantity       Allows                       To
    SCOPE OF WORK                                                                                                        Lessee
    SCHEDULE (A) PAGE (1)
-------------------------------------------------------------------------------------------------------------------------------


First Norwood Corporation                              OFFICE: Rentable Area      3,750 sf       500 sf    3,250 sf
NGS Division/MKS Instruments, Inc.       STANDARD      ______________
 Tenant Space Number: WPS2-2A          IMPROVEMENTS    ______________                75%          10%         65%
  Proposal Number: WPS2-D3NGSASS. (6)
   Tenant Number: WPS2-(N/A)
    April 6, 1992                                       WAREHOUSE:
                                                        Rentable Area              1,271 sf     4,521 sf   -3,250 sf
                                                                                      25%          90%        -65%
                                                        ______________
                                                        ______________
                                                        TOTAL: Rentable Area
                                                                                   5,021 sf     5,021 sf        0 sf

-------------------------------------------------------------------------------------------------------------------------------

111 CONCRETE etc            Floors on Grade     Interior                                 5,021 sf     5,021 sf        0 sf         0
120                         Pre Cast Stair      Exterior                Rear Entrance        1 ea         1 ea        0 ea

------------------------------------------------------------------------------------------------------------------------------------
306 GLASS etc               Doors & Windows     Exterior                Front Entrance       1 ea      1 ea           0 ea        0

------------------------------------------------------------------------------------------------------------------------------------
355 a) METAL STUD WALLS     Face Wall           Interior                Offices             40 lf     20 lf          20 lf    11,041
355 b)                      Face Wall           Interior                Warehouse            0 lf      0 lf           0 lf
360 a)                      Demising Wall       Interior      Rated     Offices/Ware        40 lf      0 lf          40 lf
360 b)                      Demising Wall       Interior      Rated     Tenant             250 lf    250 lf           0 lf
364                         Standard Wall       Interior  Non Rated     Offices/Lab        210 lf     44 lf         166 lf

------------------------------------------------------------------------------------------------------------------------------------
373 a) DOORS & FRAMES etc   Metal Door          Exterior  Non Rated     Rear Entrance        1 ea      1 ea           0 ea     2,717
373 b)                      Metal Door          Interior      Rated     Off/Ware/            3 ea      1 ea           2 ea
373 c)                      Hardboard Door      Interior  Non Rated     Tenant               8 ea      2 ea           6 ea
                                                                        Offices/Lab
------------------------------------------------------------------------------------------------------------------------------------
401    FINISHES            Ceiling              Accoustical 2 x 4 Tile  Offices/Lab      3,750 sf      0 sf      3,750  sf    16,257
404                        Doors                Paint                   Offices/Lab         12 ea      0 ea         12  ea
406                        Floor                Vinyl Composite Tile    Lab              2,232 sf     72 sf      2,160  sf
408                        Floor                Carpet                  Offices            186 sy      0 sy        186  sy
410                        Walls                Paint                   Offices/Lab      7,059 sf      0 sf      7,059  sf
413                        Base                 Vinyl Core              Offices/Lab        728 if      0 if        728  if
415                        Accessories                                  Baths                2 ea      2 ea          0  ea
416                        Vanities             Layanette               Baths                2 ea      2 ea          0  ea
418                        Windows              Louvre Drapes           Offices              3 ea      3 ea          0  ea
------------------------------------------------------------------------------------------------------------------------------------
500    PLUMBING            Toilet Rooms         Plumbing Fixtures       Baths                4 ea      4 ea         0 ea           0
------------------------------------------------------------------------------------------------------------------------------------
550    ELECTRIC            Service & Meters                                                  1 ea      1 ea         0 ea       5,400
557 a)                     Light Fixtures       2' x  4' Recessed       Offices/Lab         47 ea      3 ea        44 ea
557 b)                     Light Fixtures       8' Strips               Warehouse            3 ea      3 ea         0 ea
557 c)                     Light Fixtures       Emergency Lights        Offs/Lab/Ware        3 ea      3 ea         0 ea
557 d)                     Light Fixtures                 Bat Packs     Offs/Lab/Ware        1 ea      1 ea         0 ea
557 e)                     Light Fixtures       Exit Signs              Offs/Lab/Ware        4 ea      2 ea         2 es
559 a)                     Switches             Single Pole Switch      Offs/Lab/Ware       17 ea      4 ea        13 ea
559 b)                     Outlets              110 Volt Duplex         Offs/Lab/Ware       27 ea      5 ea        22 ea
560 a)                     Fire Alarm           Horn & Lights           Offs/Lab/Ware        1 ea      1 ea         0 ea
560 b)                     Fire Alarm           Pull Stations           Offs/Lab/Ware        2 ea      2 ea         0 ea
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603  FIRE SPRINKLER        Drops With Heads     Dropped Ceiling Area    Offices/Lab         31 ea      4 ea        27 ea       2,024
604                        Heads                Exposed Ceiling Area    Warehouse           38 ea     38 ea         0 ea
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650 a) HEATING & COOLING   Heating & Cooling    Roof Top Units          Offices/Lab      3,750 sf  1,000 sf     2,750 sf      14,375
650 b)                     Heating              Unit Headers            Warehouse        4,521 sf  4,521 sf         0 sf
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702 MISCELLANEOUS          Overhead Doors       Seal &       Exterior   Warehouse            1 ea       1 ea        0 ea           0
                                                Bumper
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1158 GENERAL CONDITIONS    Signs                Tenant       Exterior   Front & Rear         0 pr       0 pr        0 pr
1428                       Architect            Name                                         0 ea       0 ea        0 ea
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

PROPOSAL TO LEASE         NON              Proposal Number: WPS2-03NGSASS. (6)          Lessee   Lessor            Adjust-   FNC to
SCHEDULE (A) PAGE (2)     STANDARD         Tenant Number:    WPS2 (N/A)                 Quantity Allows             ment     Lessee
                          IMPROVEMENTS

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
250 a) ROOF               Cut & Patch       RTU                           Lab             1 ea     (None) ea        1 ea       1,122
250 b)                    Cut & Patch       RTU Gas & Elec P. Pocket      Lab             2 ea     (None) ea        2 ea
250 c)                    Cut & Patch       Unit Heater                   Ware            1 ea     (None) ea        1 ea
250 d)                    Cut & Patch       Unit Heater Exist Pent        Lab             1 ea     (None) ea        1 ea
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500 a) PLUMBING           Unit Heater       Relocate                      Ware            1 ls     (None) ls        1 ls       2,531
500 b)                    Unit Heater       Gas Piping                    Ware           35 lf     (None) lf       35 lf
500 c)                    Roof Top Unit     Gas Piping                    Lab            35 lf     (None) lf       35 lf
500 d)                    Water Heater      Relocate                      Offices         1 1s     (None) 1s        1 1s
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555 a) ELECTRIC           Power Wire        Roof Top Unit                 Lab             1 ea     (None) ea        1 ea      2,404
555 b)                    Power Wire        Unit Heater                   Ware            1 ea     (None) ea        1 ea
555 c)                    Power Wire        Water Heater                  Office          1 ea     (None) ea        1 ea
555 d)                    Re-Work/Relocate  Existing Etc.                 Offs/Lab/Ware   1 1s     (None) 1s        1 1s
555 e)                    Misc.                                           Offs/Lab/Ware   1 1s     (None) 1s        1 1s
559                       Outlets           20 And, 2/Circuit             Lab            20 ea     (None) ea       20 ea
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700 MISCELLANEOUS         Demolition        Existing Office/Ware Wall     Offices/Ware   42 lf     (None) lf       42 lf        966
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1100 GENERAL CONDITIONS   Labor & Material  Tenant Improvements                         5,021 sf   (None) sf    5,021 sf      2,768
1100                      Labor & Material                                              5,021 sf   (None) sf    5,021 sf
1150                      Building Permit                                               1 1s       (None) sf    1 1s
1155                      Dumpster                                                      1 ea       (None) ea    1 ea
                          Cleaning          Construction & Finel                        5,021 sf   (None) sf    5,021 sf
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TOTAL COST OF CONSTRUCTION (DUE UPON COMPLETION)--------------------------------------------------------------$61,602      $61,602
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